UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

GROWTH EQUITY FUNDS	Annual Report August 31, 2006

Long-term capital growth potential from a diversified portfolio of equity investments.

Goldman Sachs Growth Equity Funds

■	GOLDMAN SACHS CAPITAL GROWTH FUND

■	GOLDMAN SACHS STRATEGIC GROWTH FUND

■	GOLDMAN SACHS CONCENTRATED GROWTH FUND

■	GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

■	GOLDMAN SACHS SMALL/ MID CAP GROWTH FUND

The Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Strategic Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Concentrated Growth Fund invests primarily in U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.
The Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Goldman Sachs Small/ Mid Cap Growth Fund invests in equity investments with a primary focus on small- and mid-cap companies. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS
What Differentiates Goldman Sachs’
Growth Investment Process?
For over 25 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

Make decisions as long-term business owners rather than as stock traders Perform in-depth, fundamental research Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:
■  Established brand names
■  Dominant market shares
■  Pricing power
■  Recurring revenue streams
■  Free cash flow
■  Long product life cycles
■  Favorable long-term growth prospects
■ Excellent management	Result Investment in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment
■ Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments	Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

PORTFOLIO RESULTS
Capital Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 2.86%, 2.15%, 2.10%, 3.31%, and 2.76%, respectively. These returns compare to the 3.68% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the 12-month period. This was largely the result of weak performance in several of its Media and Consumer Discretionary holdings. Conversely, the Fund benefited from its exposure to the Energy sector and strength in its Producer Goods & Services and Wireless Tower companies.

In the Media sector, we sold out of the Fund’s position in XM Satellite Radio Holdings, Inc. Its shares fell following some management missteps, causing them to miss subscriber guidance and lower their outlook for 2006. XM has also been the subject of the Federal Communications Commission (FCC) and Federal Trade Commission (FTC) investigations.

In the Consumer Discretionary sector, the Fund’s position in Carnival Corp. performed poorly. While the company met our investment criteria for its brand name in the cruising industry, dominant market share and strong free cash flow, it has been beset by economic factors that have put pressure on its margins. With the increase in oil prices, Carnival’s energy costs have grown over 50% in the past year. Carnival had been able to manage this cost through its pricing power, passing the added cost to the consumer. However, we are concerned that, with the strain on consumers due to high gas prices, Carnival cannot exhibit the pricing power it once had. In addition, we do not see the company being able to demonstrate its operating leverage anytime soon. Therefore, we decided to exit the position and invest the proceeds in companies where we had more conviction going forward.

Overall, Cendant detracted from results during the reporting period. Earlier in the year, Cendant announced plans to break up the company into four parts. On July 31, the company spun off two of its four business units and the stock rallied on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company. It is possible that when the remaining two businesses become standalone entities, which will be mid- to small-cap companies, investors will focus more on their growth characteristics. While we believe that Cendant’s remaining spin offs have the potential to grow, we decided to take the more conservative approach at this time. We took advantage of the stock’s uptick at the end of July and exited the position.

PORTFOLIO RESULTS

The Energy sector was a top contributor to performance during the period, more specifically oil well service companies Schlumberger Ltd. and Baker Hughes, Inc. U.S. rig counts have been increasing (with over 1,600 total rigs currently in North America), this year’s forecast for hurricanes was severe, and energy prices rose during the period, all of which have been driving the company’s growth. Elsewhere, Suncor Energy, Inc. finished 2005 strongly as output increased and profits doubled during the fourth quarter.

Wireless tower companies Crown Castle International Corp. and American Tower Corp. contributed to performance during the reporting period. Crown Castle’s first quarter 2006 earnings were strong and total revenue was up 14%. In mid-May, the company added more cell towers to its high quality portfolio with its acquisition of Mountain Cell. We believe the company’s management aggressively controls its balance sheet by taking on large debt which it effectively manages using its free cash flow. American Tower continued to benefit from increased demand for wireless broadband and service coverage. We believe American Tower is well positioned, as consumers increasingly demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.
  Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	The McGraw-Hill Companies, Inc. and Moody’s Corp. — The Fund’s ratings agencies, McGraw-Hill, which owns Standard & Poor’s (S&P), and Moody’s Corp. performed well during the period. These businesses meet our investment criteria as they operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one from each agency. As a result, S&P and Moody’s rate approximately 90% of the debt issuance in the U.S. We believe their growth is supported by favorable secular trends such as the globalization of capitalism, deregulation, and financial innovation.

PORTFOLIO RESULTS

■	Google, Inc. — Google contributed to performance, as the company announced first quarter earnings results up 60% from a year ago, exceeding analyst expectations. The growth in earnings and revenue outpaced that of other major Internet-based companies, especially in its international operations, where revenue jumped 91%.

■	Cisco Systems, Inc. — Cisco Systems was a top contributor to performance during the period. The company has seen growth in its business and telecommunication networks businesses. We remain positive about the company, as it dominates the network equipment market and continues to expand its customer base as it did with the acquisition of Scientific Atlanta.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2006

FUND BASICS
Capital Growth Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–August 31, 2006	(based on NAV)1	Growth Index[2]

Class A	2.86%	3.68%
Class B	2.15	3.68
Class C	2.10	3.68
Institutional	3.31	3.68
Service	2.76	3.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.67%	-2.28%	7.06%	9.93%	4/20/90
Class B	-0.69	-2.30	6.87%	6.68	5/1/96
Class C	3.32	-1.91	n/a	3.59	8/15/97
Institutional	5.57	-0.77	n/a	4.76	8/15/97
Service	4.98	-1.27	7.57[4]	10.25[4]	4/20/90

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[5]

Holding	% of Net Assets	Line of Business

Freddie Mac	4.8%	Specialty Finance
Microsoft Corp.	4.1	Computer Software
Suncor Energy, Inc.	3.0	Oil & Gas
Google, Inc.	2.9	Internet & Online
Yahoo!, Inc.	2.9	Internet & Online
First Data Corp.	2.8	Computer Services
Cisco Systems, Inc.	2.7	Networking/Telecommunications Equipment
Baker Hughes, Inc.	2.6	Oil Well Services & Equipment
PepsiCo., Inc.	2.6	Beverages
American Tower Corp.	2.6	Telecommunications

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/ or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Strategic Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.20%, 2.40%, 2.51%, 3.56%, and 3.31%, respectively. These returns compare to the 3.68% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

During the one-year period, the Fund generated positive returns but underperformed its benchmark due largely to several stocks that generated disappointing results.

Dell, Inc. detracted from returns during the reporting period. Dell has strategically chosen to invest more in its international business. We believe this has recently caused its domestic business to suffer with slowing revenue growth and decreasing operating margins. We have been monitoring this trend for some time and began trimming the Fund’s position in Dell towards the end of 2005. Our most recent paring of the holding reflects our belief that it may take a while for the company’s fundamentals to turn around. However, we believe the long-term growth prospects for the company are favorable. After Dell’s recent drop in share price due to disappointing news, we believe the stock is trading at an attractive valuation given its strong business franchise. We continue to feel that Dell has an enduring competitive advantage over its competitors as its extremely efficient manufacturing and its direct sales business model allows for significant cost advantages, competitive pricing, and above average operating margins.

Medtronic, Inc. was a negative contributor to results during the period as the company announced that its fiscal first quarter earnings may be below expectations. Since its strong performance last year, the market for implantable cardioverter-defibrillator (ICD) has been experiencing a slowdown in demand growth. This has carried through to Medtronic’s revenues, which were down in August.

Overall, Cendant detracted from results during the reporting period. Earlier in the year, Cendant announced plans to break up the company into four parts. On July 31, the company spun off two of its four business units and the stock rallied on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company. It is possible that, when the remaining two businesses become standalone entities, which will be mid- to small-cap companies, investors will focus more on their growth characteristics. In addition, the ensuing mid- to small-cap companies from Cendant’s breakup would not be appropriate for Strategic Growth’s large-cap growth focus. While we believe that Cendant’s remaining spin offs have the potential to grow, we decided to take the more conservative approach at this time. We took advantage of the stock’s uptick at the end of July and exited the position.

PORTFOLIO RESULTS

The Energy sector was a top contributor to performance, more specifically oil well service company Schlumberger Ltd. and oil sands company Suncor Energy, Inc. U.S. rig counts have been increasing (with over 1,600 total rigs currently in North America), this year’s forecast for hurricanes was severe, and energy prices rose during the period, all of which have been driving the company’s growth. We believe Schlumberger will continue to experience growth as depleting oil supplies and new exploration demand the services of the company. Suncor finished 2005 strongly as output increased and profits doubled during the fourth quarter.

Wireless tower companies Crown Castle International Corp. and American Tower Corp. contributed to performance during the reporting period. Crown Castle’s first quarter 2006 earnings were strong and total revenue was up 14%. In mid-May, the company added more cell towers to its high quality portfolio with its acquisition of Mountain Cell. We believe the company’s management aggressively controls its balance sheet by taking on large debt which it effectively manages using its free cash flow. American Tower continued to benefit from increased demand for wireless broadband and service coverage. We believe American Tower is well positioned as consumers increasingly demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.

The McGraw-Hill Companies, Inc. contributed to performance as the company reported strong fiscal second quarter earnings that beat its expectations. Profits increased 13% during the quarter, bolstered by the company’s financial services business and broadcasting group, which were especially healthy. Issuances and ratings have been showing an upward growth trend as well. We continue to favor this ratings agency and believe it has strong fundamentals.
  Portfolio Composition

The Fund invests primarily in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

PORTFOLIO RESULTS
  Portfolio Highlights

While the Fund underperformed its benchmark, there were a number of holdings that enhanced results during the reporting period, including the following:

■	Google, Inc. — Google contributed to performance, as the company announced first quarter earnings results up 60% from a year ago, exceeding analyst expectations. The growth in earnings and revenue outpaced that of other major Internet-based companies, especially in its international operations, where revenue jumped 91%.

■	The Charles Schwab Corp. — In early 2006, Charles Schwab performed well due to improving fundamentals as its assets increased 17% over the past year to $1.2 trillion — a record for the firm. In addition to the assets under management, which drives the bulk of its revenue, Schwab’s trading business grew 62% over the past year. While an increase in the daily average revenue trades (DARTs) is a net positive, we are more heartened by the growth in its asset base, as it serves as a strong recurring revenue stream for the company.

■	Freddie Mac — Recently Freddie Mac’s performance has turned around, as the company has become the top contributor to performance in the Finance sector. In August, the market began to see the overhang from accounting and political issues start to lift. We believe as Freddie Mac’s regulator, the Office of Federal Housing Enterprise Oversight (OFHEO) and Congress work through resolutions in these areas, the stock will likely trade based more on its fundamentals than political uncertainty.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Growth Equity Investment Team
New York, September 22, 2006

FUND BASICS
Strategic Growth Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–August 31, 2006	(based on NAV)[1]	Growth Index[2]

Class A	3.20%	3.68%
Class B	2.40	3.68
Class C	2.51	3.68
Institutional	3.56	3.68
Service	3.31	3.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	-1.77%	-3.92%	-2.45%	5/24/99
Class B	-1.81	-3.94	-2.41	5/24/99
Class C	2.19	-3.53	-2.38	5/24/99
Institutional	4.35	-2.42	-1.28	5/24/99
Service	4.10	-2.78	-1.63	5/24/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Freddie Mac	5.3%	Specialty Finance
Schlumberger Ltd.	4.3	Oil Well Services & Equipment
First Data Corp.	4.1	Computer Services
The McGraw-Hill Companies, Inc.	4.0	Commercial Services
Suncor Energy, Inc.	3.2	Oil & Gas
Microsoft Corp.	3.1	Computer Software
Amgen, Inc.	3.0	Biotechnology
Medtronic, Inc.	3.0	Medical Products
QUALCOMM, Inc.	2.9	Semiconductors
PepsiCo., Inc.	2.7	Beverages

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/ or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Concentrated Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.32%, 3.52%, 3.62%, 4.75%, and 4.33%, respectively. These returns compare to the 3.68% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

During the one-year period, performance was driven by strong stock selection within the energy sector and wireless tower companies. Class B and C Shares were impacted by the same positive stock selection. However, unlike Class A, Institutional, and Services Shares, they did not outperform the benchmark due to higher expenses.

The Energy sector was a top contributor to performance, more specifically oil well service company Schlumberger Ltd. and oil sands company Suncor, Inc. U.S. rig counts have been increasing (with over 1,600 total rigs currently in North America), this year’s forecast for hurricanes was severe, and energy prices rose during the period, all of which have been driving Schlumberger’s growth. We believe the company will continue to experience growth as depleting oil supplies and new exploration demand the services of the company. Suncor finished 2005 strongly as output increased and profits doubled during the fourth quarter.

Wireless tower companies Crown Castle International Corp. and American Tower Corp. contributed to performance during the reporting period. Crown Castle’s first quarter 2006 earnings were strong and total revenue was up 14%. In mid-May, the company added more cell towers to its high quality portfolio with its acquisition of Mountain Cell. We believe the company’s management aggressively controls its balance sheet by taking on large debt which it effectively manages using its free cash flow. American Tower continued to benefit from increased demand for wireless broadband and service coverage. We believe American Tower is well positioned, as consumers increasingly demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.

Within the technology sector, Google, Inc. and Cisco Systems, Inc. contributed to performance. Google announced first quarter earnings results up 60% from a year ago, exceeding analyst expectations. The growth in earnings and revenue outpaced that of other major Internet-based companies, especially in its international operations, where revenue jumped 91%. Cisco Systems announced quarterly revenue and income in August that beat market expectations. The company saw growth in its business and telecommunication networks businesses. We believe Cisco is well positioned for growth as the company dominates the network equipment market and continues to expand its customer base as it did with the acquisition of Scientific Atlanta.

PORTFOLIO RESULTS

Overall, Cendant detracted from results during the reporting period. Earlier in the year, Cendant announced plans to break up the company into four parts. On July 31, the company spun off two of its four business units and the stock rallied on the news. In terms of the restructuring, we think that it is to Cendant’s advantage to break up the company. It is possible that when the remaining two businesses become standalone entities, which will be mid- to small-cap companies, investors will focus more on their growth characteristics. In addition, the ensuing mid- to small-cap companies from Cendant’s breakup would not be appropriate for Concentrated Growth’s large-cap growth focus. While we believe that Cendant’s remaining spin offs have the potential to grow, we decided to take the more conservative approach at this time. We took advantage of the stock’s uptick at the end of July and exited the position.

During the period, XM Satellite Radio Holdings, Inc. was down significantly, despite a revenue increase of over 100%. Its shares fell after management made some missteps, causing it to miss subscriber guidance and lower its outlook for 2006. XM has also been the subject of the Federal Communications Commission (FCC) and Federal Trade Commission (FTC) investigations. On the positive side, the FCC issues appear to be behind the company now, although the FTC investigations are likely to continue through year end. However, we do not believe these investigations will materially impact the company. We remain confident in the company’s management and believe XM is positioned for strong growth.
  Portfolio Composition

The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical broadly diversified large-cap growth fund.
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Caremark Rx, Inc. — Caremark contributed to performance as pharmacy benefit managers (PBMs) posted strong returns and the company’s fiscal second quarter profit rose 20%. Generic drugs are a high profit margin business for the company and we believe should continue to be a driver of growth. We have just begun the early stages of a multi-year generic cycle as generic drugs for several anti-cholesterol and heart medications have been put on the market in the last couple of months. In addition, Caremark’s mail-order business benefited from an increase in prescriptions.

PORTFOLIO RESULTS

■	Freddie Mac — Recently Freddie Mac’s performance has turned around, as the company has become the top contributor to performance in the Finance sector. In August, the market began to see the overhang from accounting and political issues start to lift. We believe as Freddie Mac’s regulator, the Office of Federal Housing Enterprise Oversight (OFHEO) and Congress work through resolutions in these areas, the stock will likely trade based more on its fundamentals than political uncertainty.

■	Research In Motion Ltd. — Research In Motion contributed to performance as renewed talk of a multimedia-packed handset aimed at the consumer market boosted its shares. The Blackberry maker is expected to release several new consumer-geared handsets this year and in early 2007 that will offer a camera and music capabilities. Research In Motion has dominant share in the corporate wireless handheld market and we believe it is well positioned to expand its customer base and penetrate the retail market.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2006

FUND BASICS
Concentrated Growth Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2005–August 31, 2006	(based on NAV)[1]	Growth Index[2]

Class A	4.32%	3.68%
Class B	3.52	3.68
Class C	3.62	3.68
Institutional	4.75	3.68
Service	4.33	3.68

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Since Inception	Inception Date

Class A	-0.11%	6.17%	9/3/02
Class B	-0.13	6.28	9/3/02
Class C	3.98	6.92	9/3/02
Institutional	6.13	8.17	9/3/02
Service	5.72	7.72	9/3/02

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Freddie Mac	6.9%	Specialty Finance
The McGraw-Hill Companies, Inc.	5.7	Commercial Services
First Data Corp.	5.3	Computer Services
PepsiCo., Inc.	4.5	Beverages
Schlumberger Ltd.	4.0	Oil Well Services & Equipment
American Tower Corp.	3.6	Telecommunications
Suncor Energy, Inc.	3.6	Oil & Gas
Caremark Rx, Inc.	3.5	Pharmacy Benefit Manager
Yahoo!, Inc.	3.4	Internet & Online
Microsoft Corp.	3.3	Computer Software

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/ or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Growth Opportunities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -1.46%, -2.16%, -2.17%, -1.06% and -1.56%, respectively. These returns compare to the 6.00% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period. This was largely due to the weakness of the Fund’s holdings in the Technology and Consumer Discretionary sectors. Conversely, a number of the Fund’s Energy and Producer Goods & Services stocks enhanced results.

Several of the Fund’s Technology holdings, including CNET Networks, Inc. and Activision, Inc. detracted from performance. Shares of CNET Networks fell after the company reported a narrower-than-expected first-quarter loss, a soft revenue number, and weak guidance. Despite the disappointing results, we believe CNET is well positioned to benefit from the growing opportunity in Internet advertising as it continues to expand its audience and customer base, and grow and add to its core brands. Shares of Activision were weak due to the challenging industry environment as consumers have had to wait to purchase new video games until backordered Xbox 360 consoles or next generation Sony and Nintendo consoles, which are due by the end of 2006, become available. We believe the video gaming industry will continue to grow and Activision has the strong franchise and high quality products.

Within the Consumer Discretionary sector, Chico’s FAS, Inc., Williams-Sonoma, Inc., and Urban Outfitters, Inc. were negative contributors to performance. Women’s apparel retailer Chico’s FAS benefited from stronger demand for its clothing for women over 35 which drove a nearly 20% increase in sales and double-digit profit growth in its fiscal first quarter. However, its stock fell as Chico’s lowered their profit expectations for 2006 as growth in its core brand stabilized and investments in newer brands and square footage growth have impacted short term operating margins. We remain confident in Chico’s fundamentals and believe that these investments will prove to be strategically wise long-term actions. Since 2001 when we initiated a position in Chico’s, the stock has been a significant contributor to Fund performance. In the past five years, the company has grown revenues annually by 39% and net income rose 47% each year. With its stock down, we took the opportunity to add to the Fund’s position at what we believe to be an attractive valuation. Williams-Sonoma’s first-quarter earnings fell from last year due to charges related to the consolidation of its Hold Everything storage-goods stores and stock option expenses. Shares of Urban Outfitters fell after the retailer said current sales trends were lagging expectations. We took the opportunity to add to the position at what we believed to be an attractive valuation.

PORTFOLIO RESULTS

During the period, XM Satellite Radio Holdings, Inc. was down significantly, despite a revenue increase of over 100%. Its shares fell after management made some missteps, causing it to miss subscriber guidance and lower its outlook for 2006. XM has also been the subject of the Federal Communications Commission (FCC) and Federal Trade Commission (FTC) investigations. On the positive side, the FCC issues appear to be behind the company now, although the FTC investigations are likely to continue through year end. However, we do not believe these investigations will materially impact the company. We remain confident in the company’s management and believe XM is positioned for strong growth.

In the Energy sector, oil services and equipment companies Weatherford International Ltd., Smith International, Inc. and Cameron International Corp. all contributed to performance. Weatherford, a provider of equipment and services used for the drilling, completion and production of oil and natural gas wells, saw its stock hit a new high for the year after it posted a larger-than-expected profit for the first quarter. The company benefited as high oil prices fueled continuing demand from exploration and production companies. All of its divisions posted improvements in profitability due to a strong product mix and pricing improvements. Smith International and Cameron International also benefited from positive fundamentals and continued high oil prices.

In the Producer Goods and Services sector, Alliance Data Systems Corp. and ARAMARK Corp. had strong returns. ARAMARK’s chief executive Joseph Neubauer announced his bid to buy out the company. Some analysts believe the move may be due to the fact that Neubauer thought the company was undervalued by the stock market. We believe ARAMARK’s contract catering business is an attractive growth opportunity long-term. They are a low-capital, cash-generative businesses and the buyers may see the potential for longer-term growth as opposed to the shorter-term approach the stock market has taken recently.

In the Healthcare sector, shares of Fisher Scientific International, Inc. reacted positively to the announcement of the company’s merger with Thermoelectron. In addition, Fisher Scientific, the distributor of scientific equipment and instruments said its fourth-quarter income more than doubled, driven by strong revenue growth across its business segments.
  Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since our strategy’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

PORTFOLIO RESULTS
  Portfolio Highlights

While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

■	Crown Castle International Corp. — The Fund’s tower companies, including Crown Castle International Corp. contributed to performance during the period. Crown Castle reported results for the first quarter 2006 with strong earnings and total revenue up 14%. In mid-May the company added more cell towers to its high quality portfolio with its acquisition of the private tower company, Mountain Cell. The company’s management has strategically controlled its balance sheet by taking on large debt which it has effectively managed using its free cash flow.

■	Cognizant Technology Solutions Corp. — Cognizant Technology Solutions is a leading provider of IT services and uses its own on-site/offshore outsourcing model to provide strategic information and technology solutions that address the complex business needs of its clients. Throughout the reporting period, the company’s profits continued to rise and exceed expectations. In addition, guidance was raised several times.

■	Alliance Data Systems — Alliance Data Systems, a provider of transaction, credit and marketing services was up during the period, hitting new highs. The company announced that first-quarter earnings rose 52% from a year-ago and growth was balanced across all three business segments. The record performance was driven by continued strength of the marketing services segment as well as a significant increase in business from clients who were signed up in 2005.

As always, we thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2006

FUND BASICS
Growth Opportunities Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2005–August 31, 2006	(based on NAV)[1]	Growth Index[2]

Class A	-1.46%	6.00%
Class B	-2.16	6.00
Class C	-2.17	6.00
Institutional	-1.06	6.00
Service	-1.56	6.00

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	-0.07%	1.06%	11.92%	5/24/99
Class B	-0.31	1.05	12.08	5/24/99
Class C	3.93	1.45	11.98	5/24/99
Institutional	6.14	2.61	13.26	5/24/99
Service	5.66	2.11	12.69	5/24/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[4]

Holding	% of Net Assets	Line of Business

Fortune Brands, Inc.	2.7%	Beverages
Linear Technology Corp.	2.5	Semiconductors
W.W. Grainger, Inc.	2.4	Producer Goods
Amphenol Corp.	2.3	Networking/Telecommunications Equipment
Harman International Industries, Inc.	2.3	Audio & Visual Equipment
Charles River Laboratories International, Inc.	2.3	Medical Supplies
Cameron International Corp.	2.2	Oil & Gas
St. Jude Medical, Inc.	2.2	Medical Products
Smith International, Inc.	2.2	Oil Well Services & Equipment
Cognizant Technology Solutions Corp.	2.1	Technology Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/ or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Small/ Mid Cap Growth Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small/ Mid Cap Growth Fund during the one-year reporting period that ended August 31, 2006.
  Performance Review

Over the one-year period that ended August 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 1.24%, 0.45%, 0.45%, 1.63%, and 1.04%, respectively. These returns compare to the 6.06% cumulative total return of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period. This was largely due to the weakness of the Fund’s holdings in the Technology and Consumer Discretionary sectors. Conversely, a number of the Fund’s Energy and Producer Goods & Services stocks enhanced results.

Several of the Fund’s Technology holdings, including CNET Networks, Inc. and NAVTEQ detracted from performance. Shares of CNET Networks fell after the company reported a narrower-than-expected first-quarter loss, a soft revenue number, and weak guidance. Despite the disappointing results, we believe CNET is well positioned to benefit from the growing opportunity in Internet advertising as it continues to expand its audience and customer base, and grow and add to its core brands. Shares of NAVTEQ, a provider of digital map information, declined when the company announced that earnings were weak in the most recent quarter. We believe many of the issues causing the weakness are one-time or temporary factors, including a delayed launch of personal navigation devices in Europe. While the latest quarter was weak, the company reiterated full-year earnings guidance in a sign that the underlying business remains strong. We believe one area of opportunity for the company is having their navigation technology integrated into more popular mid-size and compact autos, as opposed to being in strictly luxury vehicles. In our view NAVTEQ has an opportunity to penetrate the market as less than 50% of cars even have an option to include an in-dash navigation device. Given the recent weakness in the stock, we took the opportunity to add to the Fund’s position.

Within the Consumer Discretionary sector, Chico’s FAS, Inc., Williams-Sonoma, Inc., and Urban Outfitters, Inc. were negative contributors to performance. Women’s apparel retailer Chico’s FAS benefited from stronger demand for its clothing for women over 35 which drove a nearly 20% increase in sales and double-digit profit growth in its fiscal first quarter. However, its stock fell as Chico’s lowered their profit expectations for 2006 as growth in its core brand stabilized and investments in newer brands and square footage growth have impacted short term operating margins. We remain confident in Chico’s fundamentals and

PORTFOLIO RESULTS

believe that these investments will prove to be strategically wise long-term actions. Since 2001 when we initiated a position in Chico’s, the stock has been a significant contributor to Fund performance. In the past five years, the company has grown revenues by an annual 39% and net income rose 47% each year. With its stock down, we took the opportunity to add to the Fund’s position at what we believe to be an attractive valuation. Williams-Sonoma’s first-quarter earnings fell from last year due to charges related to the consolidation of its Hold Everything storage-goods stores and stock option expenses. Shares of Urban Outfitters fell after the retailer said current sales trends were lagging expectations. We took the opportunity to add to the position at what we believed to be an attractive valuation.

In the Energy sector, oil services and equipment companies W-H Energy Services, Inc., FMC Technologies, Inc., and Cameron International Co. all contributed to performance. These companies benefited as high oil prices fueled continuing demand from exploration and production companies.

In the Producer Goods & Services sector, several Fund holdings, including Alliance Data Systems Corp., had strong returns. Alliance Data Systems, a provider of transaction, credit and marketing services was up during the period, hitting new highs. The company announced that first-quarter earnings rose 52% from a year ago and growth was balanced across all three business segments. The record performance was driven by continued strength of the marketing services segment as well as a significant increase in business from clients that were signed up in 2005.
  Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small- and mid-sized companies with market capitalizations within the range of the Russell 2500 Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the security.

PORTFOLIO RESULTS
  Portfolio Highlights

During the reporting period, there were a number of holdings that enhanced results, including the following:

■	Lamar Advertising Co. — Lamar Advertising contributed to returns during the period as the company reported strong revenue and earnings. The company is the third-largest billboard company in the U.S., with over 150,000 advertising displays. We find that the low capital expenditure nature of billboards, combined with the recurring revenue the company collects from advertisers, creates a generous amount of operating leverage within Lamar’s business model.

■	Crown Castle International Corp. — Tower company Crown Castle International Corp. contributed to performance during the period. Crown Castle reported results for the first quarter 2006 with strong earnings and total revenue up 14%. In mid-May the company added more cell towers to its high quality portfolio with its acquisition of the private tower company, Mountain Cell. The company’s management has strategically controlled its balance sheet by taking on large debt which it has effectively managed using its free cash flow.

■	FormFactor, Inc. — Shares of FormFactor rose after the company reported strong earnings results. The company, which provides testing solutions for semiconductors, projected continued strong growth as the market for its testing products continues to grow. We believe the company should also benefit as it expands into other chip testing areas.

We appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Growth Equity Investment Team

New York, September 22, 2006

FUND BASICS
Small/ Mid Cap Growth Fund
as of August 31, 2006
PERFORMANCE REVIEW

	Fund Total Return	Russell 2500
September 1, 2005–August 31, 2006	(based on NAV)[1]	Growth Index[2]

Class A	1.24%	6.06%

Class B	0.45	6.06

Class C	0.45	6.06

Institutional	1.63	6.06

Service	1.04	6.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged Index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/06	One Year	Since Inception	Inception Date

Class A	2.48%	2.47%	6/30/05
Class B	2.25	3.25	6/30/05
Class C	6.29	7.28	6/30/05
Institutional	8.62	8.60	6/30/05
Service	8.01	7.98	6/30/05

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
TOP 10 HOLDINGS AS OF 8/31/06[3]

Holding	% of Net Assets	Line of Business

Tessera Technologies, Inc.	2.5%	Semi Capital
Psychiatric Solutions, Inc.	1.8	Hospitals & Related
Activision, Inc.	1.7	Computer Software
W.W. Grainger, Inc.	1.6	Producer Goods
FormFactor, Inc.	1.6	Semi Capital
Williams-Sonoma, Inc.	1.6	Housewares
Ritchie Bros. Auctioneers, Inc.	1.5	Consumer Services
Amphenol Corp.	1.5	Networking/ Telecommunications Equipment
Charles River Laboratories International, Inc.	1.5	Medical Supplies
VCA Antech, Inc.	1.4	Consumer Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[4]
Percentage of Net Assets

[4]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and/ or securities lending collateral. Please see Schedule of Investments for additional information on repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS CAPITAL GROWTH FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 1, 1996 in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Capital Growth Fund’s 10 Year Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 1, 1996 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced April 20, 1990)
Excluding sales charges	10.27%	7.82%	0.90%	2.86%
Including sales charges	9.89%	7.22%	-0.23%	-2.81%

Class B (commenced May 1, 1996)
Excluding contingent deferred charges	6.66%	7.03%	0.17%	2.15%
Including contingent deferred charges	6.66%	7.03%	-0.23%	-2.85%

Class C (commenced August 15, 1997)
Excluding contingent deferred charges	3.62%	n/a	0.15%	2.10%
Including contingent deferred charges	3.62%	n/a	0.15%	1.10%

Institutional Class (commenced August 15, 1997)	4.79%	n/a	1.31%	3.31%

Service Class (commenced August 15, 1997)	4.28%	n/a	0.81%	2.76%

GOLDMAN SACHS CAPITAL GROWTH FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 100.0%

Aerospace & Defense – 1.6%
456,481	United Technologies Corp.	$28,625,924

Apparel/Shoes – 0.4%
356,900	Chico’s FAS, Inc.*	6,581,236

Audio & Visual Equipment – 1.2%
264,130	Harman International Industries, Inc.	21,426,226

Beverages – 4.4%
432,450	Fortune Brands, Inc.	31,395,870
696,250	PepsiCo., Inc.	45,451,200

		76,847,070

Biotechnology – 5.1%
631,800	Amgen, Inc.*	42,918,174
223,700	Genentech, Inc.*	18,459,724
983,874	MedImmune, Inc.*	27,194,277

		88,572,175

Commercial Services – 3.7%
416,431	Moody’s Corp.	25,477,249
686,572	The McGraw-Hill Companies., Inc.	38,386,240

		63,863,489

Computer Hardware – 1.1%
1,591,000	EMC Corp.*	18,535,150

Computer Services – 3.2%
205,700	CheckFree Corp.*	7,364,060
1,132,120	First Data Corp.	48,647,196

		56,011,256

Computer Software – 6.0%
651,080	Electronic Arts, Inc.*	33,185,548
2,750,100	Microsoft Corp.	70,650,069

		103,835,617

Drugs & Medicine – 3.1%
719,937	Pfizer, Inc.	19,841,464
922,300	Schering-Plough Corp.	19,322,185
302,400	Wyeth	14,726,880

		53,890,529

Financials – 6.3%
36,900	Chicago Mercantile Exchange Holdings, Inc.	16,236,000
200,300	Franklin Resources, Inc.	19,711,523
169,800	Legg Mason, Inc.	15,495,948
205,900	Merrill Lynch & Co., Inc.	15,139,827
293,900	Morgan Stanley	19,335,681
1,420,400	The Charles Schwab Corp.	23,166,724

		109,085,703

Foods – 0.4%
133,550	The Hershey Co.	7,206,358

Gaming/Lodging – 2.4%
341,610	Harrah’s Entertainment, Inc.	21,302,800
533,320	Marriott International, Inc.	20,084,831

		41,387,631

Health Care Services – 0.7%
266,490	Omnicare, Inc.(a)	12,074,662

Housewares – 0.5%
265,200	Williams-Sonoma, Inc.	7,812,792

Internet & Online – 5.9%
135,108	Google, Inc.*	51,142,431
1,757,900	Yahoo!, Inc.*	50,662,678

		101,805,109

Manufacturing – 1.4%
423,800	Rockwell Automation, Inc.	23,893,844

Medical Products – 5.8%
132,830	Fisher Scientific International, Inc.*	10,391,291
666,000	Medtronic, Inc.	31,235,400
491,368	St. Jude Medical, Inc.*	17,890,709
340,385	Stryker Corp.	16,348,691
353,363	Zimmer Holdings, Inc.*	24,028,684

		99,894,775

Medical Supplies – 0.5%
217,176	Charles River Laboratories International, Inc.*	8,826,033

Movies & Entertainment – 0.9%
442,965	Viacom, Inc. Class B*	16,079,630

Networking/Telecommunications Equipment – 4.5%
2,116,175	Cisco Systems, Inc.*	46,534,688
804,300	Motorola, Inc.	18,804,534
155,144	Research In Motion Ltd.*	12,799,380

		78,138,602

Oil & Gas – 7.8%
708,910	Canadian Natural Resources Ltd.	37,281,577
1,094,800	Chesapeake Energy Corp.(a)	34,562,836
301,100	Quicksilver Resources, Inc.*(a)	11,327,382
667,310	Suncor Energy, Inc.(a)	51,769,910

		134,941,705

Oil Well Services & Equipment – 6.5%
645,510	Baker Hughes, Inc.	45,947,402
216,100	Grant Prideco, Inc.*	8,974,633
683,448	Schlumberger Ltd.(a)	41,895,362
392,200	Weatherford International Ltd.*	16,864,600

		113,681,997

Pharmacy Benefit Manager – 2.3%
411,873	Caremark Rx, Inc.	23,863,922
256,100	Medco Health Solutions, Inc.*	16,229,057

		40,092,979

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Producer Goods – 0.7%
187,770	W.W. Grainger, Inc.	$12,543,036

Publishing – 1.0%
346,612	Lamar Advertising Co.*	18,127,808

Retailing – 6.1%
1,195,800	Lowe’s Companies, Inc.	32,358,348
721,100	Target Corp.	34,894,029
863,970	Wal-Mart Stores, Inc.	38,636,738

		105,889,115

Semiconductors – 4.9%
527,860	Intel Corp.	10,314,384
1,133,848	Linear Technology Corp.	38,562,171
983,590	QUALCOMM, Inc.	37,051,835

		85,928,390

Specialty Finance – 7.3%
497,030	American Express Co.	26,113,956
352,743	Fannie Mae	18,571,919
1,298,100	Freddie Mac	82,559,160

		127,245,035

Technology Services – 0.7%
177,140	Cognizant Technology Solutions Corp.*	12,383,857

Telecommunications – 3.6%
1,264,800	American Tower Corp.*	45,355,728
333,765	Crown Castle International Corp.*	11,468,165
224,900	NeuStar, Inc.*	6,346,678

		63,170,571

TOTAL COMMON STOCKS
(Cost $1,412,295,904)		$1,738,398,304

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.2%

Joint Repurchase Agreement Account II
$2,900,000	5.28%	09/01/2006	$2,900,000
Maturity Value: $2,900,425
(Cost $2,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,415,195,904)			$1,741,298,304

Shares	Description	Value
Securities Lending Collateral – 4.7%

80,977,750	Boston Global Investment Trust – Enhanced Portfolio	$80,977,750
(Cost $80,977,750)

TOTAL INVESTMENTS – 104.9%
(Cost $1,496,173,654)		$1,822,276,054

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%		(85,175,523)

NET ASSETS – 100.0%		$1,737,100,531

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 43.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Strategic Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced May 24, 1999)
Excluding sales charges	-1.38%	-0.40%	3.20%
Including sales charges	-2.14%	-1.53%	-2.48%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	-2.12%	-1.17%	2.40%
Including contingent deferred charges	-2.12%	-1.56%	-2.60%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	-2.09%	-1.14%	2.51%
Including contingent deferred charges	-2.09%	-1.14%	1.51%

Institutional Class (commenced May 24, 1999)	-0.99%	0.00%	3.56%

Service Class (commenced May 24, 1999)	-1.34%	-0.36%	3.31%

GOLDMAN SACHS STRATEGIC GROWTH FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 99.1%

Aerospace & Defense – 1.4%
72,460	United Technologies Corp.	$4,543,967

Beverages – 4.6%
85,980	Fortune Brands, Inc.	6,242,148
136,660	PepsiCo., Inc.	8,921,165

		15,163,313

Biotechnology – 4.8%
145,940	Amgen, Inc.*	9,913,704
211,690	MedImmune, Inc.*	5,851,112

		15,764,816

Broadcasting & Cable/Satellite TV – 0.6%
143,080	XM Satellite Radio Holdings, Inc.*(a)	1,854,317

Commercial Services – 4.0%
233,988	The McGraw-Hill Companies, Inc.	13,082,269

Computer Hardware – 2.2%
127,780	Dell, Inc.*	2,881,439
379,710	EMC Corp.*	4,423,621

		7,305,060

Computer Services – 4.1%
312,960	First Data Corp.	13,447,891

Computer Software – 5.1%
130,640	Electronic Arts, Inc.*	6,658,721
390,590	Microsoft Corp.	10,034,257

		16,692,978

Drugs & Medicine – 1.6%
107,500	Wyeth	5,235,250

Financials – 3.9%
57,040	Legg Mason, Inc.	5,205,471
462,420	The Charles Schwab Corp.	7,542,070

		12,747,541

Foods – 2.6%
66,910	The Hershey Co.	3,610,464
108,937	Wm. Wrigley Jr. Co.	5,056,855

		8,667,319

Gaming/Lodging – 3.1%
72,320	Harrah’s Entertainment, Inc.	4,509,875
150,850	Marriott International, Inc.	5,681,011

		10,190,886

Household/Personal Care – 0.9%
48,370	Procter & Gamble Co.	2,994,103

Internet & Online – 5.1%
21,330	Google, Inc.*	8,074,045
299,170	Yahoo!, Inc.*	8,622,079

		16,696,124

Medical Products – 10.4%
75,850	Fisher Scientific International, Inc.*	5,933,745
209,031	Medtronic, Inc.	9,803,554
237,060	St. Jude Medical, Inc.*	8,631,355
102,560	Stryker Corp.	4,925,957
73,030	Zimmer Holdings, Inc.*	4,966,040

		34,260,651

Movies & Entertainment – 1.2%
112,587	Viacom, Inc. Class B*	4,086,908

Networking/Telecommunications Equipment – 4.8%
342,480	Cisco Systems, Inc.*	7,531,135
241,020	Motorola, Inc.	5,635,048
32,840	Research In Motion Ltd.*	2,709,300

		15,875,483

Oil & Gas – 5.2%
214,500	Chesapeake Energy Corp.(a)	6,771,765
134,590	Suncor Energy, Inc.(a)	10,441,492

		17,213,257

Oil Well Services & Equipment – 7.5%
121,630	Baker Hughes, Inc.	8,657,623
232,600	Schlumberger Ltd.	14,258,380
40,000	Weatherford International Ltd.*	1,720,000

		24,636,003

Pharmacy Benefit Manager – 2.9%
84,160	Caremark Rx, Inc.	4,876,230
74,680	Medco Health Solutions, Inc.*	4,732,472

		9,608,702

Publishing – 1.0%
64,880	Lamar Advertising Co.*	3,393,224

Retailing – 6.2%
245,490	Lowe’s Companies, Inc.	6,642,959
149,540	Target Corp.	7,236,241
148,250	Wal-Mart Stores, Inc.	6,629,740

		20,508,940

Semiconductors – 5.0%
200,340	Linear Technology Corp.	6,813,563
254,770	QUALCOMM, Inc.	9,597,186

		16,410,749

Specialty Finance – 7.1%
108,750	American Express Co.	5,713,725
274,550	Freddie Mac	17,461,380

		23,175,105

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Telecommunications – 3.8%
148,830	American Tower Corp.*	$5,337,044
205,030	Crown Castle International Corp.*	7,044,831

		12,381,875

TOTAL COMMON STOCKS
(Cost $283,841,999)		$325,936,731

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.7%

Joint Repurchase Agreement Account II
$2,400,000	5.28%	09/01/2006	$2,400,000
Maturity Value: $2,400,352
(Cost $2,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $286,241,999)			$328,336,731

Shares	Description	Value
Securities Lending Collateral – 3.7%

12,205,000	Boston Global Investment Trust – Enhanced Portfolio	$12,205,000
(Cost $12,205,000)

TOTAL INVESTMENTS – 103.5%
(Cost $298,446,999)		$340,541,731

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%		(11,551,040)

NET ASSETS – 100.0%		$328,990,691

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 43.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on September 3, 2002 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Concentrated Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Concentrated Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from September 3, 2002 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	One Year
Class A (commenced September 3, 2002)
Excluding sales charges	7.86%	4.32%
Including sales charges	6.35%	-1.40%

Class B (commenced September 3, 2002)
Excluding contingent deferred charges	7.07%	3.52%
Including contingent deferred charges	6.42%	-1.60%

Class C (commenced September 3, 2002)
Excluding contingent deferred charges	7.03%	3.62%
Including contingent deferred charges	7.03%	2.59%

Institutional Class (commenced September 3, 2002)	8.28%	4.75%

Service Class (commenced September 3, 2002)	7.84%	4.33%

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 98.0%

Aerospace & Defense – 1.7%
52,320	United Technologies Corp.	$3,280,987

Beverages – 4.5%
130,310	PepsiCo., Inc.	8,506,637

Biotechnology – 4.0%
54,470	Amgen, Inc.*	3,700,147
141,530	MedImmune, Inc.*	3,911,889

		7,612,036

Broadcasting & Cable/Satellite TV – 2.6%
53,260	Univision Communications, Inc.*	1,840,666
237,010	XM Satellite Radio Holdings, Inc.*	3,071,649

		4,912,315

Commercial Services – 5.7%
191,520	The McGraw-Hill Companies, Inc.	10,707,883

Computer Hardware – 0.9%
142,610	EMC Corp.*	1,661,407

Computer Services – 6.6%
68,950	CheckFree Corp.*	2,468,410
232,380	First Data Corp.	9,985,369

		12,453,779

Computer Software – 6.3%
110,120	Electronic Arts, Inc.*	5,612,816
242,810	Microsoft Corp.	6,237,789

		11,850,605

Financials – 2.7%
312,630	The Charles Schwab Corp.	5,098,995

Gaming/Lodging – 3.1%
94,820	Harrah’s Entertainment, Inc.	5,912,975

Internet & Online – 6.6%
16,030	Google, Inc.*	6,067,836
223,060	Yahoo!, Inc.*	6,428,589

		12,496,425

Medical Products – 6.4%
56,030	Medtronic, Inc.	2,627,807
93,740	St. Jude Medical, Inc.*	3,413,073
83,280	Stryker Corp.	3,999,939
29,760	Zimmer Holdings, Inc.*	2,023,680

		12,064,499

Movies & Entertainment – 3.1%
103,660	Time Warner, Inc.	1,722,829
113,755	Viacom, Inc. Class B*	4,129,307

		5,852,136

Networking/Telecommunications Equipment – 4.0%
185,510	Cisco Systems, Inc.*	$4,079,365
41,300	Research In Motion Ltd.*	3,407,250

		7,486,615

Oil & Gas – 3.6%
87,610	Suncor Energy, Inc.(a)	6,796,784

Oil Well Services & Equipment – 7.1%
81,140	Baker Hughes, Inc.	5,775,545
123,620	Schlumberger Ltd.	7,577,906

		13,353,451

Pharmacy Benefit Manager – 3.5%
112,650	Caremark Rx, Inc.	6,526,941

Real Estate – 0.9%
83,125	Realogy Corp.*	1,778,875

Retailing – 4.2%
122,280	Lowe’s Companies, Inc.	3,308,897
96,200	Target Corp.	4,655,118

		7,964,015

Semiconductors – 5.7%
157,022	Linear Technology Corp.	5,340,318
142,110	QUALCOMM, Inc.	5,353,284

		10,693,602

Specialty Finance – 9.1%
81,110	American Express Co.	4,261,520
204,990	Freddie Mac	13,037,364

		17,298,884

Telecommunications – 5.7%
190,750	American Tower Corp.*	6,840,295
115,990	Crown Castle International Corp.*	3,985,416

		10,825,711

TOTAL COMMON STOCKS
(Cost $169,344,052)		$185,135,557

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.1%

Joint Repurchase Agreement Account II
$4,000,000	5.28%	09/01/2006	$4,000,000
Maturity Value: $4,000,587
(Cost $4,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $173,344,052)			$189,135,557

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Shares	Description	Value
Securities Lending Collateral – 3.5%

6,619,250	Boston Global Investment Trust – Enhanced Portfolio	$6,619,250
(Cost $6,619,250)

TOTAL INVESTMENTS – 103.6%
(Cost $179,963,302)		$195,754,807

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%		(6,747,051)

NET ASSETS – 100.0%		$189,007,756

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 43.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap® Growth Index (with dividends reinvested) (“Russell Midcap Growth Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Growth Opportunities Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from May 24, 1999 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	Five Years	One Year
Class A (commenced May 24, 1999)
Excluding sales charges	12.10%	3.86%	-1.46%
Including sales charges	11.23%	2.69%	-6.87%

Class B (commenced May 24, 1999)
Excluding contingent deferred charges	11.37%	3.09%	-2.16%
Including contingent deferred charges	11.37%	2.72%	-7.05%

Class C (commenced May 24, 1999)
Excluding contingent deferred charges	11.27%	3.09%	-2.17%
Including contingent deferred charges	11.27%	3.09%	-3.15%

Institutional Class (commenced May 24, 1999)	12.54%	4.28%	-1.06%

Service Class (commenced May 24, 1999)	11.97%	3.75%	-1.56%

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 98.9%

Aerospace & Defense – 2.0%
490,950	Alliant Techsystems, Inc.*	$37,552,765

Apparel/Shoes – 4.1%
1,551,036	Chico’s FAS, Inc.*	28,601,104
989,277	Coach, Inc.*	29,866,272
1,146,500	Urban Outfitters, Inc.*	17,988,585

		76,455,961

Audio & Visual Equipment – 2.3%
531,120	Harman International Industries, Inc.(a)	43,084,454

Auto Parts & Related – 1.5%
1,986,464	Gentex Corp.(a)	28,763,999

Banks – 1.3%
298,830	Commerce Bancorp, Inc.(a)	9,954,027
537,242	TCF Financial Corp.	14,005,899

		23,959,926

Beverages – 2.7%
691,926	Fortune Brands, Inc.	50,233,828

Biotechnology – 1.5%
985,719	MedImmune, Inc.*	27,245,273

Broadcasting & Cable/Satellite TV – 3.7%
780,982	Cablevision Systems Corp.	18,181,261
3,743,680	Entravision Communications Corp.*(b)	27,815,543
1,807,143	XM Satellite Radio Holdings, Inc.*(a)	23,420,573

		69,417,377

Commercial Services – 3.3%
569,378	Alliance Data Systems Corp.*	28,776,364
568,521	Iron Mountain, Inc.*	23,303,676
357,131	Suntech Power Holdings Co., Ltd. ADR*	10,356,799

		62,436,839

Computer Hardware – 1.7%
1,154,432	Jabil Circuit, Inc.	30,973,411

Computer Services – 4.7%
1,536,489	Ceridian Corp.*	36,675,992
889,797	CheckFree Corp.*	31,854,733
642,442	MoneyGram International, Inc.	20,172,679

		88,703,404

Computer Software – 5.5%
3,015,964	Activision, Inc.*	38,905,936
899,725	Cognos, Inc.*	29,259,057
161,938	Electronic Arts, Inc.*	8,253,980
1,032,047	NAVTEQ*	27,411,168

		103,830,141

Consumer Services – 0.8%
397,470	VCA Antech, Inc.*	14,078,387

Drugs & Medicine – 1.6%
795,951	OSI Pharmaceuticals, Inc.*(a)	29,665,094

Electrical Equipment – 1.2%
1,139,349	Dresser-Rand Group, Inc.*	23,299,687

Financials – 1.3%
255,753	Legg Mason, Inc.	23,340,019

Foods – 1.4%
497,128	The Hershey Co.	26,825,027

Gaming/Lodging – 1.9%
254,500	Harrah’s Entertainment, Inc.	15,870,620
775,545	Hilton Hotels Corp.(a)	19,753,131

		35,623,751

Health Care Services – 2.1%
443,786	Covance, Inc.*	27,900,826
271,295	Omnicare, Inc.(a)	12,292,376

		40,193,202

Housewares – 2.1%
1,330,211	Williams-Sonoma, Inc.	39,188,016

Insurance – 1.6%
807,445	Willis Group Holdings Ltd.	29,245,658

Internet & Online – 1.5%
2,875,976	CNET Networks, Inc.*	27,120,454

Manufacturing – 4.0%
840,130	American Standard Companies, Inc.	35,092,230
704,765	Rockwell Automation, Inc.	39,734,651

		74,826,881

Medical Products – 5.8%
479,093	C.R. Bard, Inc.	36,018,212
265,796	Fisher Scientific International, Inc.*(a)	20,793,221
1,139,968	St. Jude Medical, Inc.*	41,506,235
148,309	Zimmer Holdings, Inc.*(a)	10,085,012

		108,402,680

Medical Supplies – 2.3%
1,051,682	Charles River Laboratories International, Inc.*	42,740,356

Networking/Telecommunications Equipment – 5.2%
755,053	Amphenol Corp.	43,392,896
679,058	FLIR Systems, Inc.*(a)	18,809,907
429,760	Research In Motion Ltd.*	35,455,200

		97,658,003

Oil & Gas – 4.9%
868,372	Cameron International Corp.*	41,603,703
761,800	Newfield Exploration Co.*	32,940,232
460,133	Quicksilver Resources, Inc.*(a)	17,310,203

		91,854,138

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Oil Well Services & Equipment – 5.6%
689,452	Grant Prideco, Inc.*	$28,632,941
967,205	Smith International, Inc.	40,593,594
836,577	Weatherford International Ltd.*(a)	35,972,811

		105,199,346

Other Consumer Discretionary – 1.6%
714,624	Weight Watchers International, Inc.	30,342,935

Other Technology – 0.9%
1,178,344	Cogent, Inc.*(a)	16,826,752

Producer Goods – 2.4%
682,675	W.W. Grainger, Inc.	45,602,690

Publishing – 1.1%
391,950	Lamar Advertising Co.*	20,498,985

Retailing – 1.2%
766,191	Advance Auto Parts, Inc.	23,077,673

Semi Capital – 3.8%
722,317	FormFactor, Inc.*	34,859,018
1,078,324	Tessera Technologies, Inc.*(a)	35,476,860

		70,335,878

Semiconductors – 3.4%
409,000	Advanced Micro Devices, Inc.*	10,220,910
1,380,640	Linear Technology Corp.	46,955,566
377,950	Marvell Technology Group Ltd.*	6,617,905

		63,794,381

Technology Services – 2.1%
570,313	Cognizant Technology Solutions Corp.*	39,870,582

Telecommunications – 4.8%
580,759	American Tower Corp.*	20,826,018
1,111,150	Crown Castle International Corp.*	38,179,114
1,111,417	NeuStar, Inc.*	31,364,187

		90,369,319

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,778,198,613)		$1,852,637,272

Shares	Description	Value
Securities Lending Collateral – 9.3%

174,407,450	Boston Global Investment Trust – Enhanced Portfolio	$174,407,450
(Cost $174,407,450)

TOTAL INVESTMENTS – 108.2%
(Cost $1,952,606,063)		$2,027,044,722

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.2)%		(154,160,416)

NET ASSETS – 100.0%		$1,872,884,306

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Performance Summary
August 31, 2006
The following graph shows the value, as of August 31, 2006, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Small/ Mid-Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell® 2500 Growth Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.
Small/Mid-Cap Growth Fund’s Lifetime Performance
Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 to August 31, 2006.

Average Annual Total Return through August 31, 2006	Since Inception	One Year
Class A (commenced June 30, 2005)
Excluding sales charges	4.49%	1.24%
Including sales charges	-0.41%	-4.37%

Class B (commenced June 30, 2005)
Excluding contingent deferred charges	3.46%	0.45%
Including contingent deferred charges	0.02%	-4.57%

Class C (commenced June 30, 2005)
Excluding contingent deferred charges	3.46%	0.45%
Including contingent deferred charges	3.46%	-0.55%

Institutional Class (commenced June 30, 2005)	4.66%	1.63%

Service Class (commenced June 30, 2005)	4.06%	1.04%

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Schedule of Investments
August 31, 2006

Shares	Description	Value
Common Stocks – 99.9%

Aerospace/Defense – 1.2%
12,800	Alliant Techsystems, Inc.*	$979,072

Apparel/Shoes – 2.1%
40,410	Chico’s FAS, Inc.*	745,160
60,730	Urban Outfitters, Inc.*	952,854

		1,698,014

Audio & Visual Equipment – 1.3%
12,760	Harman International Industries, Inc.	1,035,091

Audio Technology – 1.1%
41,020	Dolby Laboratories, Inc.*	889,724

Auto Parts & Related – 0.8%
44,770	Gentex Corp.	648,270

Banks – 1.6%
9,471	Advanta Corp. Class B	320,688
20,900	Bancshares of Florida, Inc.*	450,395
16,480	Commerce Bancorp, Inc.(a)	548,949

		1,320,032

Biotechnology – 2.4%
30,100	MedImmune, Inc.*	831,964
33,600	PDL BioPharma, Inc.*	661,920
51,400	Vanda Pharmaceuticals, Inc.*	484,702

		1,978,586

Broadcasting & Cable/Satellite TV – 1.2%
136,070	Entravision Communications Corp.*	1,011,000

Commercial Services – 7.8%
19,340	Alliance Data Systems Corp.*	977,444
8,200	Bankrate, Inc.*(a)	233,044
27,570	Bright Horizons Family Solutions, Inc.*	1,100,043
15,230	Iron Mountain, Inc.*	624,278
46,580	LoJack Corp.*	972,590
39,500	Option Care, Inc.(a)	522,190
21,560	Rollins, Inc.	457,934
16,400	Suntech Power Holdings Co., Ltd. ADR*	475,600
35,040	Wright Express Corp.*	942,576

		6,305,699

Computer Hardware – 3.4%
29,090	Coinstar, Inc.*	763,612
23,800	Jabil Circuit, Inc.	638,554
113,720	Mobility Electronics, Inc.*(a)	738,043
45,340	Sigma Designs, Inc.*(a)	633,400

		2,773,609

Computer Services – 4.1%
36,770	Ceridian Corp.*	877,700
24,600	CheckFree Corp.*	880,680
19,050	MoneyGram International, Inc.	598,170
36,550	SBA Communications Corp*	940,797

		3,297,347

Computer Software – 4.0%
105,320	Activision, Inc.*	1,358,628
28,200	Cognos, Inc.*	917,064
36,070	NAVTEQ*	958,019

		3,233,711

Consumer Services – 2.9%
24,600	Ritchie Bros. Auctioneers, Inc.	1,204,170
33,200	VCA Antech, Inc.*	1,175,944

		2,380,114

Drugs & Medicine – 4.5%
14,400	Alexion Pharmaceuticals, Inc.*	540,720
14,200	ICOS Corp.*	349,036
43,500	Northstar Neuroscience, Inc.*	511,125
121,190	OraSure Technologies, Inc.*(a)	831,363
26,540	OSI Pharmaceuticals, Inc.*(a)	989,146
18,600	Progenics Pharmaceuticals, Inc.*	421,104

		3,642,494

Electrical Equipment – 1.1%
42,500	Dresser-Rand Group, Inc.*	869,125

Financials – 4.5%
21,600	Eaton Vance Corp.	574,344
12,500	Evercore Partners, Inc.*	359,375
21,620	Federated Investors, Inc. Class B	723,838
21,420	Nuveen Investments	1,022,591
35,855	Raymond James Financial, Inc.	993,900

		3,674,048

Gaming/Lodging – 2.5%
13,900	Four Seasons Hotels, Inc.	877,229
21,150	Orient-Express Hotels Ltd.	708,102
8,280	Station Casinos, Inc.	482,310

		2,067,641

Health Care Services – 1.0%
12,450	Covance, Inc.*	782,732

Hospitals & Related – 2.7%
44,780	Psychiatric Solutions, Inc.*	1,433,408
33,420	Symbion, Inc.*	772,670

		2,206,078

Household/Personal Care – 2.0%
26,100	Central Garden & Pet Co.*	1,143,963
13,210	Chattem, Inc.*	458,123

		1,602,086

Housewares – 1.6%
44,510	Williams-Sonoma, Inc.	1,311,265

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Internet & Online – 1.3%
6,500	Baidu.com, Inc. ADR*(a)	$505,050
57,840	CNET Networks, Inc.*	545,431

		1,050,481

Leisure – 0.7%
11,840	Life Time Fitness, Inc.*	531,971

Manufacturing – 3.8%
48,200	Imax Corp.*(a)	219,792
15,500	Kennametal, Inc.	817,470
10,040	Pentair, Inc.	300,196
20,470	Roper Industries, Inc.	949,398
26,180	Watts Water Technologies, Inc.	811,842

		3,098,698

Medical Products – 3.7%
18,500	ArthroCare Corp.*	843,785
46,740	Cytyc Corp.*	1,116,619
12,800	Gen-Probe, Inc.*	622,208
31,900	Natus Medical, Inc.*	417,252

		2,999,864

Medical Supplies – 1.5%
29,060	Charles River Laboratories
	International, Inc.*	1,180,998

Movies & Entertainment – 0.6%
24,800	LodgeNet Entertainment Corp.*	471,448

Networking/Telecommunications Equipment – 2.3%
20,750	Amphenol Corp.	1,192,502
25,310	FLIR Systems, Inc.*(a)	701,087

		1,893,589

Oil & Gas – 3.9%
18,080	Cameron International Corp.*	866,213
59,840	OPTI Canada, Inc.*	1,100,649
31,200	Quicksilver Resources, Inc.*(a)	1,173,744

		3,140,606

Oil Well Services & Equipment – 4.6%
7,290	FMC Technologies, Inc.*	428,798
26,740	Grant Prideco, Inc.*	1,110,512
215,000	UTS Energy Corp*	923,958
15,490	W-H Energy Services, Inc.*	781,780
23,581	Warrior Energy Service Corp.*	450,397

		3,695,445

Other Consumer Discretionary – 1.1%
20,250	Weight Watchers International, Inc.	859,815

Other Producer Goods & Services – 1.7%
37,000	Delta Petroleum Corp.*(a)	773,300
62,510	TurboChef Technologies, Inc.*(a)	630,726

		1,404,026

Other Technology – 0.7%
38,960	Cogent, Inc.*(a)	556,349

Producer Goods – 2.3%
14,030	Fastenal Co.	514,620
19,770	W.W. Grainger, Inc.	1,320,636

		1,835,256

Publishing – 0.8%
12,900	Lamar Advertising Co.*	674,670

Restaurants – 3.0%
8,400	Chipotle Mexican Grill, Inc.*(a)	414,456
25,380	P.F. Chang’s China Bistro, Inc.*(a)	894,645
8,690	Panera Bread Co.*	451,011
55,742	Texas Roadhouse, Inc.*	673,363

		2,433,475

Retailing – 3.8%
20,000	Advance Auto Parts, Inc.	602,400
17,180	Blue Nile, Inc.*(a)	589,618
17,100	GameStop Corp.*	746,928
17,755	Select Comfort Corp.*(a)	352,437
18,390	Tractor Supply Co.*	783,046

		3,074,429

Semi Capital – 4.7%
29,940	Eagle Test Systems, Inc.*	502,393
27,350	FormFactor, Inc.*	1,319,911
61,790	Tessera Technologies, Inc.*	2,032,891

		3,855,195

Semiconductors – 1.2%
19,710	Microchip Technology, Inc.	673,294
41,250	PMC-Sierra, Inc.*	282,150

		955,444

Specialty Finance – 0.6%
37,300	Cowen Group, Inc.*	525,184

Technology Services – 0.7%
36,700	TradeStation Group, Inc.*	537,655

Telecommunications – 3.1%
32,740	Crown Castle International Corp.*	1,124,947
25,300	Heartland Payment Systems, Inc.(a)	683,353
26,370	NeuStar, Inc.*	744,161

		2,552,461

TOTAL COMMON STOCKS
(Cost $85,855,185)		$81,032,797

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $85,855,185)		$81,032,797

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Schedule of Investments (continued)
August 31, 2006

Shares	Description	Value
Securities Lending Collateral – 11.0%

8,927,850	Boston Global Investment Trust – Enhanced Portfolio	$8,927,850
(Cost $8,927,850)

TOTAL INVESTMENTS – 110.9%
(Cost $94,783,035)		$89,960,647

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.9)%		(8,823,879)

NET ASSETS – 100.0%		$81,136,768

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Capital Growth	$2,900,000

Strategic Growth	2,400,000

Concentrated Growth	4,000,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,000,000,000	5.28%	09/01/2006	$3,000,440,000

Barclays Capital PLC	3,000,000,000	5.28	09/01/2006	3,000,440,000

Credit Suisse First Boston LLC	1,400,000,000	5.28	09/01/2006	1,400,205,333

Deutsche Bank Securities, Inc.	1,915,000,000	5.29	09/01/2006	1,915,281,399

Greenwich Capital Markets	300,000,000	5.28	09/01/2006	300,044,000

Merrill Lynch	500,000,000	5.28	09/01/2006	500,073,333

Morgan Stanley & Co.	1,000,000,000	5.28	09/01/2006	1,000,146,667

UBS Securities LLC	2,373,000,000	5.28	09/01/2006	2,373,348,040

Wachovia Capital Markets	250,000,000	5.28	09/01/2006	250,036,667

TOTAL	$13,738,000,000			$13,740,015,439

At August 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 6.35%, due 09/01/2006 to 06/29/2016; Federal Home Loan Mortgage Association, 2.63% to 14.00%, due 01/01/2007 to 09/01/2036; and Federal National Mortgage Association, 0.00% to 14.00%, due 10/01/2006 to 09/01/2036. The aggregate market value of the collateral, including accrued interest, was $13,996,119,280.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Assets and Liabilities
August 31, 2006

Capital
Growth Fund

Assets:

Investments in securities, at value (identified cost $1,415,195,904, $286,241,999, $173,344,052, $1,746,763,593 and $85,855,185, respectively) — including $78,901,761, $11,865,720, $6,439,140, $170,094,158 and $8,732,692 of securities on loan, respectively	$1,741,298,304
Investment in securities of affiliated issuers, at value (identified cost $31,435,020)	—
Securities lending collateral, at value (cost $80,977,750, $12,205,000, $6,619,250, $174,407,450 and $8,927,850, respectively)	80,977,750
Cash	68,764
Receivables:
Investment securities sold	—
Fund shares sold	1,187,281
Dividends and interest	1,608,019
Due from affiliates	—
Reimbursement from adviser	59,167
Securities lending income	3,726
Other assets	10,384

Total assets	1,825,213,395

Liabilities:

Due to Custodian	—
Payables:
Payable upon return of securities loaned	80,977,750
Fund shares repurchased	4,685,996
Amounts owed to affiliates	2,058,341
Accrued expenses and other liabilities	390,777

Total liabilities	88,112,864

Net Assets:

Paid-in capital	1,649,606,492
Accumulated undistributed net investment income	1,637,581
Accumulated net realized gain (loss) on investment transactions	(240,245,942)
Net unrealized gain (loss) on investments	326,102,400

NET ASSETS	$1,737,100,531

Net Assets:
Class A	$1,289,842,758
Class B	96,105,662
Class C	68,527,926
Institutional	272,294,602
Service	10,329,583

Shares Outstanding:
Class A	62,543,451
Class B	5,051,445
Class C	3,608,130
Institutional	12,820,835
Service	506,824

Total shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	84,530,685

Net asset value, offering and redemption price per share:(a)
Class A	$20.62
Class B	19.03
Class C	18.99
Institutional	21.24
Service	20.38

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds is $21.82, $9.56, $13.74, $22.02 and $11.03, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund

$328,336,731	$189,135,557	$1,824,821,729	$81,032,797
—	—	27,815,543	—
12,205,000	6,619,250	174,407,450	8,927,850
38,372	73,468	15,918,472	—
—	—	11,124,781	815,536
1,362,750	1,664,330	2,866,053	66,155
261,176	110,020	1,048,161	28,815
—	—	1,117,875	—
33,834	—	—	—
505	79	28,650	14,540
1,826	950	12,178	95

342,240,194	197,603,654	2,059,160,892	90,885,788

—	—	—	329,894
12,205,000	6,619,250	174,407,450	8,927,850
448,434	1,554,656	9,293,447	151,161
344,104	240,957	2,155,940	154,520
251,965	181,035	419,749	185,595

13,249,503	8,595,898	186,276,586	9,749,020

363,272,191	168,470,722	1,738,064,408	88,103,976
307,889	5,106	6,807,697	165,796
(76,684,121)	4,740,423	53,573,542	(2,310,616)
42,094,732	15,791,505	74,438,659	(4,822,388)

$328,990,691	$189,007,756	$1,872,884,306	$81,136,768

$127,318,435	$70,351,853	$908,134,687	$72,123,759
7,618,605	379,550	69,240,336	1,563,249
10,344,461	507,090	113,382,538	5,937,055
183,696,959	117,767,235	771,166,079	1,359,463
12,231	2,028	10,960,666	153,242

14,101,509	5,419,455	43,630,161	6,922,544
890,652	30,142	3,497,447	151,810
1,207,512	40,343	5,767,511	576,626
19,856,525	8,953,989	35,954,521	130,266
1,351	156	531,214	14,772

36,057,549	14,444,085	89,380,854	7,796,018

$9.03	$12.98	$20.81	$10.42
8.55	12.59	19.80	10.30
8.57	12.57	19.66	10.30
9.25	13.15	21.45	10.44
9.06	12.97	20.63	10.37

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Operations
For the Year Ended August 31, 2006

Capital
Growth Fund

Investment income:

Dividends(a)	$17,706,466
Interest (including securities lending income of $108,912, $9,387, $339, $358,941 and $94,805, respectively)	519,571

Total income	18,226,037

Expenses:

Management fees	17,686,134
Distribution and service fees(b)	5,447,811
Transfer Agent fees(b)	3,092,359
Custody and accounting fees	260,626
Amortization of offering costs	—
Registration fees	120,003
Printing fees	94,677
Professional fees	79,440
Service share fees	51,590
Trustee fees	15,230
Other	237,961

Total expenses	27,085,831

Less — expense reductions	(806,389)

Net expenses	26,279,442

NET INVESTMENT LOSS	(8,053,405)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $290,115, $49,096, $0, $506,398, and $0, respectively)	120,202,002
Net change in unrealized gain (loss) on:
Investments	(58,053,651)

Net realized and unrealized gain (loss) on investment transactions	62,148,351

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,094,946

(a)	Foreign taxes withheld on dividends were $52,081, $4,921, $2,894, $854 and $1,740, for Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds, respectively.
(b)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth	$3,407,959	$1,291,566	$748,286	$2,590,049	$245,398	$142,174	$110,611	$4,127
Strategic Growth	338,780	89,535	112,228	257,472	17,012	21,323	73,025	9
Concentrated Growth	167,342	2,445	4,518	127,180	464	859	40,793	—
Growth Opportunities	2,496,462	846,998	1,208,745	1,897,311	160,930	229,661	367,519	4,241
Small/Mid Cap Growth	101,903	8,380	30,687	77,447	1,592	5,830	1,442	19
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic	Concentrated	Growth	Small/Mid Cap
Growth Fund	Growth Fund	Opportunities Fund	Growth Fund

$2,994,176	$1,481,596	$10,287,973	$155,169
120,116	197,917	2,034,377	182,508

3,114,292	1,679,513	12,322,350	337,677

3,382,742	1,696,174	21,184,220	483,206
540,543	174,305	4,552,205	140,970
368,841	169,296	2,659,662	86,330
115,784	102,030	290,257	77,652
—	—	—	190,460
83,686	113,304	151,657	35,128
65,096	58,872	117,394	57,651
50,263	45,618	64,883	61,329
121	11	53,012	236
15,230	15,230	15,230	15,230
69,769	5,986	164,879	54,073

4,692,075	2,380,826	29,253,399	1,202,265

(395,738)	(272,051)	(62,087)	(466,244)

4,296,337	2,108,775	29,191,312	736,021

(1,182,045)	(429,262)	(16,868,962)	(398,344)

11,514,871	6,875,210	138,401,431	(2,208,449)
(389,495)	61,305	(166,709,431)	(5,026,019)

11,125,376	6,936,515	(28,308,000)	(7,234,468)

$9,943,331	$6,507,253	$(45,176,962)	$(7,632,812)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statements of Changes in Net Assets

	Capital Growth Fund		Strategic Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

From operations:

Net investment income (loss)	$(8,053,405)	$3,899,185	$(1,182,045)	$926,509
Net realized gain (loss) from investment transactions	120,202,002	145,216,218	11,514,871	(1,442,753)
Payments by affiliates to reimburse certain security claims	—	1,242,336	—	7,335
Net change in unrealized gain (loss) on investments	(58,053,651)	25,527,787	(389,495)	29,569,999

Net increase (decrease) in net assets from operations	54,094,946	175,885,526	9,943,331	29,061,090

Distributions to shareholders:

From net investment income
Class A Shares	(887,551)	—	—	(30,630)
Institutional Shares	(1,237,696)	—	(157,294)	(739,578)
Service Shares	(14,681)	—	—	(4)
From net realized gains
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Service Shares	—	—	—	—

Total distributions to shareholders	(2,139,928)	—	(157,294)	(770,212)

From share transactions:

Proceeds from sales of shares	260,223,152	308,748,058	130,416,971	70,807,904
Proceeds received in connection with merger	—	—	—	42,856,797
Reinvestment of dividends and distributions	1,710,342	—	124,896	592,451
Cost of shares repurchased	(476,035,070)	(510,061,061)	(153,061,379)	(126,474,492)

Net increase (decrease) in net assets resulting from share transactions	(214,101,576)	(201,313,003)	(22,519,512)	(12,217,340)

TOTAL INCREASE (DECREASE)	(162,146,558)	(25,427,477)	(12,733,475)	16,073,538

Net assets:

Beginning of year	1,899,247,089	1,924,674,566	341,724,166	325,650,628

End of year	$1,737,100,531	$1,899,247,089	$328,990,691	$341,724,166

Accumulated undistributed net investment income	$1,637,581	$4,309,777	$307,889	$213,167

(a)	Small/Mid Cap Growth Fund commenced operations on June 30, 2005.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Concentrated Growth Fund		Growth Opportunities Fund		Small/Mid Cap Growth Fund(a)

For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

$(429,262)	$284,825	$(16,868,962)	$(13,419,295)	$(398,344)	$(1,579)
6,875,210	2,997,373	138,401,431	131,149,073	(2,208,449)	(3,867)
—	—	—	—	—	—
61,305	10,234,349	(166,709,431)	127,670,835	(5,026,019)	203,631

6,507,253	13,516,547	(45,176,962)	245,400,613	(7,632,812)	198,185

—	—	—	—	(268)	—
(287,210)	—	—	—	(658)	—
—	—	—	—	—	—
(1,497,742)	(954,804)	(49,275,016)	—	(26,512)	—
(3,717)	(1,402)	(4,687,606)	—	(1,714)	—
(10,126)	(4,248)	(6,284,766)	—	(1,179)	—
(2,216,330)	(759,008)	(43,875,973)	—	(59,790)	—
(48)	(28)	(472,600)	—	(109)	—

(4,015,173)	(1,719,490)	(104,595,961)	—	(90,230)	—

77,832,567	70,309,159	914,376,026	958,266,779	112,002,093	5,884,565
—	—	—	—	—	—
3,733,414	1,579,641	91,602,839	—	87,553	—
(43,505,163)	(42,256,201)	(871,320,874)	(378,279,259)	(29,311,570)	(1,016)

38,060,818	29,632,599	134,657,991	579,987,520	82,778,076	5,883,549

40,552,898	41,429,656	(15,114,932)	825,388,133	75,055,034	6,081,734

148,454,858	107,025,202	1,887,999,238	1,062,611,105	6,081,734	—

$189,007,756	$148,454,858	$1,872,884,306	$1,887,999,238	$81,136,768	$6,081,734

$5,106	$304,871	$6,807,697	$4,750,184	$165,796	$918

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements
August 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund, and Goldman Sachs Small/Mid Cap Growth Fund collectively, the “Funds” or individually a “Fund”. Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investments companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
D. Offering Costs — Offering costs paid in connection with the offering of shares of the Small/Mid Cap Growth Fund are amortized on a straight-line basis over 12 months from the date of the commencement of operations.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
F. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
H. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM currently receives a Management Fee on a contractual basis at the following rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Capital Growth	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.80	Over $2 Billion

Strategic Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Concentrated Growth	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Growth Opportunities	1.00	First $2 Billion
	0.90	Over $2 Billion

Small/Mid Cap Growth	1.00	First $2 Billion
	0.90	Over $2 Billion

     Prior to December 29, 2005, the contractual Management Fees for the Strategic Growth, Concentrated Growth and Growth Opportunities Funds as an annual percentage rate of average daily net assets was 1.00%. For the period September 1, 2005 through December 28, 2005, GSAM entered into a voluntary fee reduction commitment for the Strategic Growth, Concentrated Growth and Growth Opportunities Funds in order to achieve the rates in the above table.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)
     For the year ended August 31, 2006, the Other Expense limitations of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds as an annual percentage rate of average daily net assets were 0.004%, 0.004%, 0.044%, 0.114% and 0.064%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Capital Growth	$180,700	$1,000	$100

Strategic Growth	19,100	—	—

Concentrated Growth	800	—	—

Growth Opportunities	242,400	200	100

Small/Mid Cap Growth	41,900	—	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
3. AGREEMENTS (continued)
     For the year ended August 31, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Expense Credits

	Management Fee	Other Expense	Custody	Transfer	Total Expense
Fund	Waiver	Reimbursement	Fee	Agent Fee	Reductions

Capital Growth	$—	$734	$3	$69	$806

Strategic Growth	—	386	2	8	396

Concentrated Growth	—	266	3	3	272

Growth Opportunities	14	—	2	46	62

Small/Mid Cap Growth	—	461	5	—	466

     As of August 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Capital Growth	$1,404	$411	$243	$—	$2,058

Strategic Growth	274	41	29	—	344

Concentrated Growth	155	16	16	54	241

Growth Opportunities	1,601	350	205	—	2,156

Small/Mid Cap Growth	69	22	7	57	155

GOLDMAN SACHS GROWTH EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended August 31, 2006, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$939,781,251	$1,165,940,587

Strategic Growth	175,543,016	199,214,911

Concentrated Growth	111,197,340	79,898,448

Growth Opportunities	1,722,522,518	1,703,775,773

Small/Mid Cap Growth	111,517,842	28,965,403

     For the year ended August 31, 2006, Goldman Sachs earned approximately $103,500, $46,000, $20,900, $328,100 and $1,200 of brokerage commissions from portfolio transactions, executed on behalf of the Capital Growth, Strategic Growth, Concentrated Growth, Growth Opportunities and Small/Mid Cap Growth Funds, respectively.
     During the year ended August 31, 2005, GSAM had voluntarily agreed to reimburse the Goldman Sachs Capital Growth and Strategic Growth Funds approximately $1,242,300 and $7,300, respectively, for certain class action settlements in which the Funds were eligible to participate.
     An investment by the Fund of at least 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the 1940 Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Goldman Sachs Growth Opportunities Fund in shares of an issuer of which the Trust is an affiliate for the year ended August 31, 2006.

	Number of Shares Held			Number of Shares Held
	Beginning of Year	Shares Purchased	Shares Sold	End of Year	Value at End
Name of Affiliated Issuer	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Year	Income

Entravision Communications Corp.	3,317	427	—	3,744	$27,815,543	$—

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended August 31, 2006 are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the year ended August 31, 2006:

				Earnings Received
				by the Funds	Amount Payable to
	Market Value of	Cash Collateral	Earnings of BGA	From Lending to	Goldman Sachs
	Securities on Loan	Received for Loans	Relating to Securities	Goldman Sachs for	Upon Return of
	as of August 31,	Outstanding as of	Loaned for the year	the year ended	Securities Loaned as
Fund	2006	August 31, 2006	ended August 31, 2006	August 31, 2006	of August 31, 2006

Capital Growth	$78,901,761	$80,977,750	$18,394	$4,166	$—

Strategic Growth	11,865,720	12,205,000	1,540	2	—

Concentrated Growth	6,439,140	6,619,250	55	—	—

Growth Opportunities	170,094,158	174,407,450	57,617	35,607	5,465,025

Small/Mid Cap Growth	8,732,692	8,927,850	13,697	29,652	276,800

GOLDMAN SACHS GROWTH EQUITY FUNDS

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended August 31, 2006, the Funds did not have any borrowings under this facility.
7. TAX INFORMATION
     The tax character of distributions paid during the fiscal year ended August 31, 2006 was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Distributions paid from:
Ordinary income	$2,139,928	$157,294	$1,917,361	$—	$90,230
Net long-term capital gains	—	—	2,097,812	104,595,961	—

Total taxable distributions	$2,139,928	$157,294	$4,015,173	$104,595,961	$90,230

     The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Distributions paid from:
Ordinary income	$—	$770,212	$198,047	$—	$—
Net long-term capital gains	—	—	1,521,443	—	—

Total taxable distributions	$—	$770,212	$1,719,490	$—	$—

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
7. TAX INFORMATION (continued)
     As of August 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Undistributed ordinary income — net	$0	$0	$90,624	$8,680,011	$0
Undistributed long-term capital gains	0	0	5,229,290	57,354,376	0

Total undistributed earnings	$0	$0	$5,319,914	$66,034,387	$0
Capital loss carryforward:[1]
Expiring 2010	0	(23,295,339)	0	0	0
Expiring 2011	(222,589,151)	(32,615,744)	0	0	0
Expiring 2012	0	(13,060,848)	0	0	0
Expiring 2013	0	(2,826,194)	0	0	0

Total capital loss carryforward[2]	(222,589,151)	(71,798,125)	0	0	0
Timing differences (post October losses)	(11,326)	(385)	(133)	0	(2,234,336)
Unrealized gains (losses) — net	310,094,516	37,517,010	15,217,253	68,785,511	(4,732,872)

Total accumulated earnings (losses) — net	$87,494,039	$(34,281,500)	$20,537,034	$134,819,898	$(6,967,208)

[1]	Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.
[2]	The Capital Growth and Strategic Growth Funds utilized approximately $95,374,000 and $4,049,000, respectively, of capital losses in the current fiscal year.
     At August 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Capital	Strategic	Concentrated	Growth	Small/Mid Cap
	Growth	Growth	Growth	Opportunities	Growth

Tax Cost	$1,512,181,716	$303,024,757	$180,537,576	$1,958,259,211	$94,693,519

Gross unrealized gain	343,372,307	44,794,304	21,999,403	217,285,507	3,744,516
Gross unrealized loss	(33,277,969)	(7,277,330)	(6,782,172)	(148,499,996)	(8,477,388)

Net unrealized security gain (loss)	$310,094,338	$37,516,974	$15,217,231	$68,785,511	$(4,732,872)

GOLDMAN SACHS GROWTH EQUITY FUNDS

7. TAX INFORMATION (continued)
     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from underlying fund investments.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. These reclassifications resulted primarily from the difference in the tax treatment of net operating losses and redemptions utilized as distributions.

			Accumulated Net Realized
		Accumulated Undistributed	Gain (Loss) on
Fund	Paid-in capital	Net Investment Income	Investment Transactions

Capital Growth	$(7,598,306)	$7,521,137	$77,169

Strategic Growth	(1,453,816)	1,434,061	19,755

Concentrated Growth	336,060	416,707	(752,767)

Growth Opportunities	6,989,354	18,926,475	(25,915,829)

Small/Mid Cap Growth	(555,152)	564,148	(8,996)

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
8. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Organization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Growth Portfolio by the Goldman Sachs Strategic Growth Fund. The acquisition was completed on September 28, 2004.
     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Growth Portfolio (“Acquired Fund”) Institutional Class and Class A, were transferred into the Goldman Sachs Strategic Growth Fund (“Survivor”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of September 28, 2004

Goldman Sachs Strategic Growth Class A/Golden Oak Growth Class A	682,200	$5,491,389	723,164

Goldman Sachs Strategic Growth Institutional Class/Golden Oak Growth Institutional Class	4,540,293	$37,365,408	4,719,198

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs Strategic Growth/Golden Oak Growth	$329,499,240	$42,856,797	$909,037	$(31,400,410)	$372,356,037

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs, subsequently

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. OTHER MATTERS (continued)
withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax provisions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Capital Growth Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,782,498	$181,312,854	10,905,763	$210,332,623
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	40,543	842,078	—	—
Shares converted from Class B(a)	768,782	15,761,462	224,156	4,294,865
Shares repurchased	(15,561,726)	(320,944,763)	(16,027,832)	(309,560,258)

	(5,969,903)	(123,028,369)	(4,897,913)	(94,932,770)

Class B Shares
Shares sold	167,851	3,214,704	385,427	6,915,450
Reinvestment of dividends and distributions	—	—	—	—
Shares converted to Class A(a)	(830,768)	(15,761,462)	(240,768)	(4,294,865)
Shares repurchased	(2,906,385)	(55,453,870)	(3,021,247)	(54,340,154)

	(3,569,302)	(68,000,628)	(2,876,588)	(51,719,569)

Class C Shares
Shares sold	629,512	12,046,930	770,579	13,848,461
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(1,383,934)	(26,407,224)	(1,617,451)	(29,050,574)

	(754,422)	(14,360,294)	(846,872)	(15,202,113)

Institutional Shares
Shares sold	2,854,549	60,699,399	3,618,793	71,778,077
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	40,111	855,575	—	—
Shares repurchased	(3,313,270)	(70,473,332)	(5,785,592)	(114,781,519)

	(418,610)	(8,918,358)	(2,166,799)	(43,003,442)

Service Shares
Shares sold	144,552	2,949,265	309,911	5,873,447
Reinvestment of dividends and distributions	618	12,689	—	—
Shares repurchased	(134,768)	(2,755,881)	(121,799)	(2,328,556)

	10,402	206,073	188,112	3,544,891

NET INCREASE (DECREASE)	(10,701,835)	$(214,101,576)	(10,600,060)	$(201,313,003)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic Growth Fund				Concentrated Growth Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
August 31, 2006		August 31, 2005		August 31, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,573,721	$41,414,126	4,240,659	$35,827,362	1,886,676	$24,787,642	1,837,881	$22,488,908
—	—	682,200	5,491,389	—	—	—	—
—	—	2,512	21,829	106,245	1,389,688	69,024	858,655
18,306	161,150	5,653	46,699	1,459	19,681	223	2,822
(9,275,092)	(82,162,940)	(7,604,177)	(63,459,367)	(1,471,765)	(19,095,869)	(2,243,907)	(27,474,246)

(4,683,065)	(40,587,664)	(2,673,153)	(22,072,088)	522,615	7,101,142	(336,779)	(4,123,861)

68,096	587,014	76,841	628,161	28,861	372,198	2,503	29,795
—	—	—	—	204	2,603	86	1,048
(19,230)	(161,150)	(5,904)	(46,699)	(1,499)	(19,681)	(226)	(2,822)
(379,085)	(3,253,514)	(336,226)	(2,731,825)	(6,610)	(81,402)	(1,508)	(17,833)

(330,219)	(2,827,650)	(265,289)	(2,150,363)	20,956	273,718	855	10,188

323,341	2,774,266	321,254	2,614,812	10,502	135,586	15,677	188,143
—	—	—	—	731	9,301	343	4,193
(478,077)	(4,102,886)	(436,843)	(3,540,426)	(3,151)	(39,875)	(5,220)	(62,313)

(154,736)	(1,328,620)	(115,589)	(925,614)	8,082	105,012	10,800	130,023

9,263,230	85,639,740	3,690,890	31,671,888	3,978,895	52,537,066	3,910,548	47,602,138
—	—	4,540,293	37,365,408	—	—	—	—
13,430	124,896	64,477	570,622	176,516	2,331,774	57,029	715,718
(6,826,767)	(63,290,522)	(6,541,414)	(56,614,144)	(1,840,865)	(24,287,940)	(1,184,968)	(14,701,635)

2,449,893	22,474,114	1,754,246	12,993,774	2,314,546	30,580,900	2,782,609	33,616,221

203	1,825	7,907	65,681	6	75	14	175
—	—	—	—	3	48	2	27
(28,604)	(251,517)	(14,841)	(128,730)	(6)	(77)	(13)	(174)

(28,401)	(249,692)	(6,934)	(63,049)	3	46	3	28

(2,746,528)	$(22,519,512)	(1,306,719)	$(12,217,340)	2,866,202	$38,060,818	2,457,488	$29,632,599

GOLDMAN SACHS GROWTH EQUITY FUNDS
Notes to Financial Statements (continued)
August 31, 2006
9. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	Growth Opportunities Fund

	For the Year Ended		For the Year Ended
	August 31, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,125,829	$333,944,344	19,358,328	$405,609,610
Reinvestment of dividends and distributions	2,114,582	45,971,012	—	—
Shares converted from Class B(a)	93,592	2,053,034	37,348	784,427
Shares repurchased	(15,859,486)	(343,809,620)	(10,373,234)	(215,596,076)

	1,474,517	38,158,770	9,022,442	190,797,961

Class B Shares
Shares sold	279,880	5,900,487	472,532	9,442,842
Reinvestment of dividends and distributions	191,739	3,986,244	—	—
Shares converted to Class A(a)	(98,022)	(2,053,034)	(38,815)	(784,427)
Shares repurchased	(1,155,490)	(23,996,933)	(936,639)	(18,737,466)

	(781,893)	(16,163,236)	(502,922)	(10,079,051)

Class C Shares
Shares sold	1,709,260	35,722,641	2,322,801	46,445,349
Reinvestment of dividends and distributions	215,290	4,443,583	—	—
Shares repurchased	(1,462,288)	(30,191,538)	(885,316)	(17,586,556)

	462,262	9,974,686	1,437,485	28,858,793

Institutional Shares
Shares sold	23,416,761	532,255,006	22,950,565	488,741,156
Reinvestment of dividends and distributions	1,658,823	37,041,517	—	—
Shares repurchased	(21,613,257)	(470,082,417)	(5,780,309)	(124,540,094)

	3,462,327	99,214,106	17,170,256	364,201,062

Service Shares
Shares sold	299,768	6,553,548	379,877	8,027,822
Reinvestment of dividends and distributions	7,443	160,483	—	—
Shares repurchased	(149,797)	(3,240,366)	(85,389)	(1,819,067)

	157,414	3,473,665	294,488	6,208,755

NET INCREASE (DECREASE)	4,774,627	$134,657,991	27,421,749	$579,987,520

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commencement date of operations for the Small/Mid Cap Growth Fund was June 30, 2005 for all share classes.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Small/Mid Cap Growth Fund

For the Year Ended		For the Year Ended
August 31, 2006		August 31, 2005(b)

Shares	Dollars	Shares	Dollars

8,960,740	$101,662,661	54,773	$565,210
2,338	24,693	—	—
271	3,142	—	—
(2,095,481)	(22,619,283)	(97)	(1,016)

6,867,868	79,071,213	54,676	564,194

169,026	1,885,817	6,624	68,115
163	1,714	—	—
(273)	(3,142)	—	—
(23,730)	(245,115)	—	—

145,186	1,639,274	6,624	68,115

615,616	6,901,956	1,848	18,883
56	588	—	—
(40,894)	(422,027)	—	—

574,778	6,480,517	1,848	18,883

127,066	1,392,282	521,716	5,222,357
5,730	60,449	—	—
(524,246)	(6,018,290)	—	—

(391,450)	(4,565,559)	521,716	5,222,357

14,426	159,377	1,000	10,000
10	109	—	—
(664)	(6,855)	—	—

13,772	152,631	1,000	10,000

7,210,154	$82,778,076	585,864	$5,883,549

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized
Year - Share Class	of year	income (loss)(a)		gain (loss)		operations	income	gains

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$20.06	$(0.08)		$0.65		$0.57	$(0.01)	$—
2006 - B	18.63	(0.22)		0.62		0.40	—	—
2006 - C	18.60	(0.22)		0.61		0.39	—	—
2006 - Institutional	20.65	—		0.68		0.68	(0.09)	—
2006 - Service	19.86	(0.10)		0.65		0.55	(0.03)	—

2005 - A	18.31	0.05	(d)	1.70	(e)	1.75	—	—
2005 - B	17.13	(0.09	)(d)	1.59	(e)	1.50	—	—
2005 - C	17.10	(0.09	)(d)	1.59	(e)	1.50	—	—
2005 - Institutional	18.77	0.13	(d)	1.75	(e)	1.88	—	—
2005 - Service	18.14	0.01	(d)	1.71	(e)	1.72	—	—

2004 - A	17.07	(0.05)		1.29		1.24	—	—
2004 - B	16.09	(0.17)		1.21		1.04	—	—
2004 - C	16.07	(0.17)		1.20		1.03	—	—
2004 - Institutional	17.44	0.03		1.30		1.33	—	—
2004 - Service	16.94	(0.07)		1.27		1.20	—	—

2003 - A	15.44	—	(c)	1.63		1.63	—	—
2003 - B	14.66	(0.11)		1.54		1.43	—	—
2003 - C	14.64	(0.11)		1.54		1.43	—	—
2003 - Institutional	15.71	0.06		1.67		1.73	—	—
2003 - Service	15.33	(0.01)		1.62		1.61	—	—

2002 - A	19.76	(0.05)		(4.24)		(4.29)	—	(0.03)
2002 - B	18.90	(0.18)		(4.03)		(4.21)	—	(0.03)
2002 - C	18.88	(0.18)		(4.03)		(4.21)	—	(0.03)
2002 - Institutional	20.02	0.02		(4.30)		(4.28)	—	(0.03)
2002 - Service	19.63	(0.07)		(4.20)		(4.27)	—	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.11 per share and 0.56% of average net assets.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		at end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$20.62	2.86%	$1,289,843	1.39%	(0.41)%		1.44%	(0.45)%		51%
19.03	2.15	96,106	2.14	(1.16)		2.19	(1.21)		51
18.99	2.10	68,528	2.14	(1.16)		2.19	(1.21)		51
21.24	3.31	272,295	0.99	(0.01)		1.04	(0.05)		51
20.38	2.76	10,330	1.49	(0.51)		1.54	(0.55)		51

20.06	9.56	1,374,264	1.39	0.24	(d)	1.45	0.18	(d)	34
18.63	8.76	160,575	2.14	(0.48	)(d)	2.20	(0.54	)(d)	34
18.60	8.77	81,132	2.14	(0.49	)(d)	2.20	(0.55	)(d)	34
20.65	10.02	273,418	0.99	0.68	(d)	1.05	0.62	(d)	34
19.86	9.48	9,858	1.49	0.04	(d)	1.55	(0.02	)(d)	34

18.31	7.26	1,343,848	1.39	(0.26)		1.47	(0.34)		43
17.13	6.46	196,910	2.14	(1.01)		2.22	(1.09)		43
17.10	6.41	89,086	2.14	(1.01)		2.22	(1.09)		43
18.77	7.63	289,239	0.99	0.14		1.07	0.06		43
18.14	7.08	5,592	1.49	(0.36)		1.57	(0.44)		43

17.07	10.56	1,483,768	1.40	0.00		1.48	(0.08)		17
16.09	9.75	226,663	2.15	(0.74)		2.23	(0.82)		17
16.07	9.77	100,027	2.15	(0.74)		2.23	(0.82)		17
17.44	11.01	303,840	1.00	0.41		1.08	0.33		17
16.94	10.50	5,985	1.50	(0.10)		1.58	(0.18)		17

15.44	(21.74)	1,388,868	1.43	(0.29)		1.47	(0.33)		11
14.66	(22.31)	238,335	2.18	(1.04)		2.22	(1.08)		11
14.64	(22.33)	101,783	2.18	(1.04)		2.22	(1.08)		11
15.71	(21.41)	316,020	1.03	0.11		1.07	0.07		11
15.33	(21.78)	5,976	1.53	(0.39)		1.57	(0.43)		11

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized
Year - Share Class	of year	income (loss)(a)		gain (loss)	operations	income	gains

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$8.75	$(0.05)		$0.33	$0.28	$—	$—
2006 - B	8.35	(0.11)		0.31	0.20	—	—
2006 - C	8.36	(0.11)		0.32	0.21	—	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)	—
2006 - Service	8.77	(0.05)		0.34	0.29	—	—

2005 - A	8.07	0.01	(d)	0.67	0.68	— (c)	—
2005 - B	7.76	(0.05	)(d)	0.64	0.59	—	—
2005 - C	7.78	(0.05	)(d)	0.63	0.58	—	—
2005 - Institutional	8.25	0.05	(d)	0.68	0.73	(0.04)	—
2005 - Service	8.10	—	(c)(d)	0.67	0.67	— (c)	—

2004 - A	7.79	(0.04)		0.32	0.28	—	—
2004 - B	7.55	(0.10)		0.31	0.21	—	—
2004 - C	7.56	(0.10)		0.32	0.22	—	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—	—
2004 - Service	7.82	(0.05)		0.33	0.28	—	—

2003 - A	6.95	(0.03)		0.87	0.84	—	—
2003 - B	6.79	(0.08)		0.84	0.76	—	—
2003 - C	6.80	(0.09)		0.85	0.76	—	—
2003 - Institutional	7.05	(0.01)		0.89	0.88	—	—
2003 - Service	6.97	(0.03)		0.88	0.85	—	—

2002 - A	9.22	(0.06)		(2.21)	(2.27)	—	—	(c)
2002 - B	9.07	(0.12)		(2.16)	(2.28)	—	—	(c)
2002 - C	9.08	(0.12)		(2.16)	(2.28)	—	—	(c)
2002 - Institutional	9.30	(0.02)		(2.23)	(2.25)	—	—	(c)
2002 - Service	9.23	(0.05)		(2.21)	(2.26)	—	—	(c)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.
(e)	Amount is less than $0.005%.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	income (loss)		total expenses	income (loss)		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$9.03	3.20%	$127,318	1.44%	(0.52)%		1.56%	(0.64)%		53%
8.55	2.40	7,619	2.19	(1.27)		2.30	(1.38)		53
8.57	2.51	10,344	2.19	(1.27)		2.31	(1.39)		53
9.25	3.56	183,697	1.04	(0.12)		1.16	(0.24)		53
9.06	3.31	12	1.54	(0.45)		1.65	(0.55)		53

8.75	8.44	164,330	1.44	0.12	(d)	1.57	(0.01	)(d)	46
8.35	7.60	10,195	2.19	(0.62	)(d)	2.32	(0.75	)(d)	46
8.36	7.46	11,392	2.19	(0.64	)(d)	2.32	(0.77	)(d)	46
8.94	8.82	155,546	1.04	0.54	(d)	1.17	0.41	(d)	46
8.77	8.27	261	1.54	0.00	(d)(e)	1.67	(0.13	)(d)	46

8.07	3.59	173,243	1.44	(0.47)		1.55	(0.58)		19
7.76	2.78	11,537	2.19	(1.22)		2.30	(1.33)		19
7.78	2.91	11,491	2.19	(1.22)		2.30	(1.33)		19
8.25	4.04	129,083	1.04	(0.07)		1.15	(0.18)		19
8.10	3.58	297	1.54	(0.58)		1.65	(0.69)		19

7.79	12.09	146,867	1.45	(0.49)		1.62	(0.66)		14
7.55	11.19	11,452	2.20	(1.24)		2.37	(1.41)		14
7.56	11.18	8,979	2.20	(1.24)		2.37	(1.41)		14
7.93	12.48	93,806	1.05	(0.09)		1.22	(0.26)		14
7.82	12.20	1	1.55	(0.44)		1.72	(0.61)		14

6.95	(24.59)	113,813	1.45	(0.66)		1.63	(0.84)		40
6.79	(25.11)	9,781	2.20	(1.41)		2.38	(1.59)		40
6.80	(25.08)	5,109	2.20	(1.41)		2.38	(1.59)		40
7.05	(24.17)	59,130	1.05	(0.27)		1.23	(0.45)		40
6.97	(24.46)	1	1.55	(0.58)		1.73	(0.76)		40

GOLDMAN SACHS CONCENTRATED GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$12.74	$(0.06)		$0.61	$0.55	$—	$(0.31)	$(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)	(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)	(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)	(0.35)
2006 - Service	12.73	(0.07)		0.62	0.55	—	(0.31)	(0.31)

2005 - A	11.70	0.01	(d)	1.22	1.23	—	(0.19)	(0.19)
2005 - B	11.53	(0.09	)(d)	1.21	1.12	—	(0.19)	(0.19)
2005 - C	11.51	(0.09	)(d)	1.20	1.11	—	(0.19)	(0.19)
2005 - Institutional	11.79	0.05	(d)	1.24	1.29	—	(0.19)	(0.19)
2005 - Service	11.70	—	(d)	1.22	1.22	—	(0.19)	(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	—	(0.04)	(0.04)
2004 - C	11.55	(0.16)		0.16	—	—	(0.04)	(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	—	(0.04)	(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	—	(0.04)	(0.04)
FOR THE PERIOD ENDED AUGUST 31,

2003 - A (commenced September 3, 2002)	10.00	(0.08)		1.72	1.64	—	—	0.00
2003 - B (commenced September 3, 2002)	10.00	(0.16)		1.72	1.56	—	—	0.00
2003 - C (commenced September 3, 2002)	10.00	(0.16)		1.71	1.55	—	—	0.00
2003 - Institutional (commenced September 3, 2002)	10.00	(0.03)		1.71	1.68	—	—	0.00
2003 - Service (commenced September 3, 2002)	10.00	(0.07)		1.71	1.64	—	—	0.00

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.51% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.98	4.32%	$70,352	1.48%		(0.49)%		1.64%		(0.69)%		48%
12.59	3.52	380	2.23		(1.22)		2.39		(1.43)		48
12.57	3.62	507	2.23		(1.24)		2.39		(1.44)		48
13.15	4.75	117,767	1.08		(0.09)		1.24		(0.30)		48
12.97	4.33	2	1.51		(0.54)		1.68		(0.74)		48

12.74	10.52	62,366	1.48		0.06	(d)	1.71		(0.17	)(d)	46
12.46	9.71	115	2.23		(0.72	)(d)	2.46		(0.95	)(d)	46
12.43	9.64	401	2.23		(0.76	)(d)	2.46		(0.99	)(d)	46
12.89	10.95	85,571	1.08		0.40	(d)	1.31		0.17	(d)	46
12.73	10.43	2	1.58		(0.05	)(d)	1.81		(0.28	)(d)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

11.64	16.40	49,494	1.48	(c)	(0.76	)(c)	2.65	(c)	(1.93	)(c)	19
11.56	15.60	92	2.23	(c)	(1.50	)(c)	3.40	(c)	(2.67	)(c)	19
11.55	15.50	20	2.23	(c)	(1.53	)(c)	3.40	(c)	(2.70	)(c)	19
11.68	16.80	27,810	1.08	(c)	(0.32	)(c)	2.25	(c)	(1.49	)(c)	19
11.64	16.40	2	1.58	(c)	(0.72	)(c)	2.75	(c)	(1.89	)(c)	19

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of year	loss(a)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2006 - A	$22.21	$(0.19)		$(0.09)	$(0.28)	$(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	) (c)	3.83	3.63	—
2005 - B	17.98	(0.34	) (c)	3.69	3.35	—
2005 - C	17.86	(0.34	) (c)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	) (c)	3.92	3.80	—
2005 - Service	18.46	(0.23	) (c)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

2003 - A	14.09	(0.12)		3.41	3.29	—
2003 - B	13.84	(0.22)		3.32	3.10	—
2003 - C	13.74	(0.22)		3.31	3.09	—
2003 - Institutional	14.27	(0.06)		3.46	3.40	—
2003 - Service	14.03	(0.13)		3.39	3.26	—

2002 - A	18.11	(0.15)		(3.87)	(4.02)	—
2002 - B	17.92	(0.27)		(3.81)	(4.08)	—
2002 - C	17.80	(0.27)		(3.79)	(4.06)	—
2002 - Institutional	18.26	(0.08)		(3.91)	(3.99)	—
2002 - Service	18.05	(0.16)		(3.86)	(4.02)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets,	Ratio of	net investment		Ratio of	net investment
Net asset		end of	net expenses	loss		total expenses	loss		Portfolio
value, end	Total	year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate

$20.81	(1.46)%	$908,135	1.47%	(0.89)%		1.47%	(0.89)%		82%
19.80	(2.16)	69,240	2.22	(1.64)		2.22	(1.64)		82
19.66	(2.17)	113,383	2.22	(1.64)		2.22	(1.64)		82
21.45	(1.06)	771,166	1.07	(0.49)		1.07	(0.49)		82
20.63	(1.56)	10,961	1.57	(0.99)		1.57	(0.99)		82

22.21	19.54	936,312	1.49	(0.94	)(c)	1.49	(0.94	)(c)	62
21.33	18.63	91,286	2.24	(1.69	)(c)	2.24	(1.69	)(c)	62
21.19	18.65	112,420	2.24	(1.69	)(c)	2.24	(1.69	)(c)	62
22.77	20.03	739,739	1.09	(0.54	)(c)	1.09	(0.54	)(c)	62
22.05	19.45	8,242	1.59	(1.04	)(c)	1.59	(1.04	)(c)	62

18.58	6.90	615,510	1.49	(0.80)		1.49	(0.80)		51
17.98	6.14	85,969	2.24	(1.55)		2.24	(1.55)		51
17.86	6.12	69,067	2.24	(1.55)		2.24	(1.55)		51
18.97	7.36	290,601	1.09	(0.40)		1.09	(0.40)		51
18.46	6.77	1,464	1.59	(0.87)		1.59	(0.87)		51

17.38	23.35	441,187	1.53	(0.80)		1.53	(0.80)		66
16.94	22.40	85,601	2.28	(1.56)		2.28	(1.56)		66
16.83	22.49	63,358	2.28	(1.56)		2.28	(1.56)		66
17.67	23.83	189,498	1.13	(0.41)		1.13	(0.41)		66
17.29	23.24	539	1.63	(0.90)		1.63	(0.90)		66

14.09	(22.20)	368,361	1.51	(0.87)		1.51	(0.87)		69
13.84	(22.77)	68,639	2.26	(1.62)		2.26	(1.62)		69
13.74	(22.81)	47,581	2.26	(1.62)		2.26	(1.62)		69
14.27	(21.89)	134,954	1.11	(0.47)		1.11	(0.47)		69
14.03	(22.27)	471	1.61	(0.99)		1.61	(0.99)		69

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	loss(a)	gain	operations	income	gains	distributions

FOR THE YEAR ENDED AUGUST 31,

2006 - A	$10.40	$(0.09)	$0.22	$0.13	$— (d)	$(0.11)	$(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—	(0.11)	(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—	(0.11)	(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	— (d)	(0.11)	(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—	(0.11)	(0.11)
FOR THE PERIOD ENDED AUGUST 31,

2005 - A (commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—	—	—
2005 - B (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—	—
2005 - C (commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—	—	—
2005 - Institutional (commenced June 30, 2005)	10.00	— (d)	0.38	0.38	—	—	—
2005 - Service (commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.42	1.24%	$72,124	1.49%		(0.79)%		2.05%		(1.35)%		64%
10.30	0.45	1,563	2.25		(1.56)		3.15		(2.47)		64
10.30	0.45	5,937	2.25		(1.54)		2.82		(2.12)		64
10.44	1.63	1,360	1.07		(0.38)		6.98		(6.29)		64
10.37	1.04	153	1.61		(0.95)		2.46		(1.81)		64

10.40	4.00	569	1.50	(c)	(0.69	)(c)	16.73	(c)	(15.92	)(c)	3
10.36	3.60	69	2.25	(c)	(1.42	)(c)	17.48	(c)	(16.65	)(c)	3
10.36	3.60	19	2.25	(c)	(1.35	)(c)	17.48	(c)	(16.58	)(c)	3
10.38	3.80	5,415	1.10	(c)	(0.13	)(c)	16.33	(c)	(15.36	)(c)	3
10.37	3.70	10	1.60	(c)	(0.62	)(c)	16.83	(c)	(15.85	)(c)	3

Report of Independent Registered Public Accounting Firm
To the Trustees and Shareholders of
Goldman Sachs Trust — Growth Equity Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Growth Opportunities Fund and Goldman Sachs Small/ Mid Cap Growth Fund (collectively “the Growth Equity Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2006

GOLDMAN SACHS GROWTH EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 through August 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund				Concentrated Growth Fund				Growth Opportunities Fund				Small/Mid Cap Growth Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		2 months ended
Share Class	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*	3/1/06	8/31/06		8/31/06*

Class A
Actual	$1,000	$967.20		$6.98	$1,000	$973.10		$7.22	$1,000	$970.80		$7.40	$1,000	$924.50		$7.19	$1,000	$912.40		$7.24
Hypothetical (5% return before expenses)	1,000	1,018.11	+	7.16	1,000	1,017.89	+	7.38	1,000	1,017.69	+	7.58	1,000	1,017.73	+	7.54	1,000	1,017.63	+	7.64

Class B
Actual	1,000	964.50		10.69	1,000	968.30		10.94	1,000	967.00		11.14	1,000	921.40		10.83	1,000	909.10		10.87
Hypothetical (5% return before expenses)	1,000	1,014.32	+	10.97	1,000	1,014.09	+	11.19	1,000	1,013.88	+	11.41	1,000	1,013.93	+	11.35	1,000	1,013.81	+	11.47

Class C
Actual	1,000	963.50		10.69	1,000	969.50		10.95	1,000	967.70		11.13	1,000	921.30		10.83	1,000	909.10		10.86
Hypothetical (5% return before expenses)	1,000	1,014.31	+	10.97	1,000	1,014.09	+	11.20	1,000	1,013.89	+	11.40	1,000	1,013.93	+	11.36	1,000	1,013.83	+	11.46

Institutional
Actual	1,000	969.40		4.9	1,000	973.70		5.22	1,000	972.60		5.41	1,000	926.60		5.24	1,000	914.20		5.18
Hypothetical (5% return before expenses)	1,000	1,020.14	+	5.12	1,000	1,019.92	+	5.34	1,000	1,019.72	+	5.54	1,000	1,019.76	+	5.50	1,000	1,019.79	+	5.47

Service
Actual	1,000	966.80		7.47	1,000	972.10		7.62	1,000	970.80		8.26	1,000	924.30		7.68	1,000	911.20		7.82
Hypothetical (5% return before expenses)	1,000	1,017.61	+	7.67	1,000	1,017.48	+	7.79	1,000	1,016.82	+	8.45	1,000	1,017.22	+	8.05	1,000	1,017.02	+	8.26

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth	1.40%	2.15%	2.15%	1.00%	1.50%
Strategic Growth	1.45	2.20	2.20	1.04	1.54
Concentrated Growth	1.49	2.25	2.25	1.09	1.56
Growth Opportunities	1.48	2.24	2.24	1.08	1.58
Small Mid/Cap	1.50	2.25	2.25	1.07	1.57

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreement that were approved in 2005.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds was approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the respective periods, this information on the Funds’ investment performance was provided for one, three, five and ten (where applicable) year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees noted the management transition in the leadership of the Investment Adviser’s Growth Team, and the relatively stronger investment performance of most of the Growth Funds for the period ended March 31, 2006. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors for the periods ended March 31, 2006, and that the Investment Adviser’s continued management would benefit the Funds and their shareholders.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
     The Board of Trustees also considered the reduction in the contractual fee rate payable by the Capital Growth Fund under the Management Agreement that was approved by the Trustees in 2004, and the breakpoints in the contractual fee rates under the Management Agreement for each of the Funds that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Capital Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.80	Over $	2 Billion

Strategic Growth	1.00	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Concentrated Growth Fund	1.00	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Growth Opportunities Fund	1.00	First $	2 Billion
	0.90	Over $	2 Billion

Small/Mid Cap Growth Fund	1.00	First $	2 Billion
	0.90	Over $	2 Billion

In approving these new fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage commissions and that a brokerage recapture program had been established for the Funds. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreement should be approved and continued.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS GROWTH EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Leaning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GROWTH EQUITY FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Goldman Sachs Trust — Growth Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2006, 89.77%, 100%, 99.12%, and 100% of the dividends paid from net investment company taxable income by the Concentrated Growth, Strategic Growth, Small/Mid Cap Growth and Capital Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2006, the Concentrated Growth, Strategic Growth, Small/Mid Cap Growth and Capital Growth Funds designate 94.78%, 100%, 13.51% and 100%, respectively, of the dividends it paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Concentrated Growth Fund and Growth Opportunities Fund designate $2,428,144 and $111,087,731 respectively, as capital gain dividends paid during the year ended August 31, 2006.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $582.1 billion in assets under management as of June 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds

▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Value Fund[2] ▪  Structured Large Cap Growth Fund[2] ▪  Growth and Income Fund
▪  Large Cap Value Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  International Equity Fund
▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] ▪  Asset Allocation Portfolios
▪  Balanced Fund

Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. The Small/ Mid Cap Growth Fund may also invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments.
The Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1569	GROWTHAR / 162.6K / 10-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates
Table 1 – Items 4(a) -4(d)

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees

• PwC	$195,000	$234,400	Other attest services

Tax Fees

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

All Other Fees

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for GSAM LP and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $476,400 and $410,800 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST's adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Goldman Sachs Trust’s operations or financial reporting.

Items 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 9, 2006

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 9, 2006